[Graphic]

 Federated Investors

 [Graphic]


Federated Growth Strategies Fund

14th Annual Report

October 31, 1998

ESTABLISHED 1984

PRESIDENT'S MESSAGE

 [Graphic]

Dear Valued Shareholder:

Federated Growth Strategies Fund was created in 1984, and I am pleased to present its 14th Annual Report. This report covers the 12-month reporting period from November 1, 1997 through October 31, 1998. It begins with an interview with the fund's portfolio manager, James E. Grefenstette, Vice President of Federated Management. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's stock holdings, and third is the publication of the fund's financial statements.

Federated Growth Strategies Fund is managed to pursue long-term growth through a highly diversified portfolio of mid-cap and large-cap stocks selected for their strong price and earnings momentum. The fund's portfolio includes common stocks and convertible securities representing 12 key business sectors with many names that you will recognize immediately, such as America Online, Inc., BankAmerica Corp., Clorox Co., Dell Computer Corp., HBO & Co., Home Depot, Inc., Merck & Co., Inc., Microsoft Corp., and Yahoo, Inc.

Though this report focuses on the past 12 months, the true measure of the performance potential of stocks, and of Federated Growth Strategies Fund, is over the long term. I want to remind you of the fund's long-term performance record. As of October 31, 1998, the average annual total returns,* based on net asset value, for each share class since inception were:

Class A Shares (August 23, 1984), 15.33%

Class B Shares (August 16, 1995), 15.34%

Class C Shares (August 16, 1995), 15.51%

After many years of very positive returns, the U.S. stock market faltered in July and August of this year, as the market reacted to concerns over the potential impact of the Asian and Russian economic difficulties.

 * Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. As of October 31, 1998, the average annual total returns, based on offering price (i.e., less any applicable sales charge), for each share class since inception were: Class A Shares, 14.87%; Class B Shares, 14.72%; and Class C Shares, 15.51%. Total returns for the one-year period ended October 31, 1998, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (11.30%), (10.83%), and (7.48%), respectively.

As a result, stocks-and growth stocks in particular-suffered a broad-based decline, and the fund's portfolio of growth stocks produced a negative 12-month total return. Individual share class total return performance for the 12-month reporting period, including realized gains, follows.


                  TOTAL      CAPITAL
                  RETURN      GAINS     NET ASSET VALUE CHANGE
Class A Shares   (6.12%)      $6.39     $31.54 to $23.53 = (25%)
Class B Shares   (6.78%)      $6.39     $31.02 to $22.88 = (26%)
Class C Shares   (6.74%)      $6.39     $31.16 to $23.02 = (26%)



The annual and semi-annual reports to shareholders remind our investors that stocks are priced daily on various stock exchanges and change daily in price. There have been numerous periods when stock prices have declined and subsequently risen. Periods of price declines have proven to be good buying opportunities, and I would strongly recommend adding to your account on a regular basis.

Thank you for participating in the growth and earnings opportunities of over 120 dynamic U.S. companies. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson
President
December 15, 1998


 INVESTMENT REVIEW

[Graphic]

James E. Grefenstette, CFA
Vice President
Federated Management

[Graphic]

WHAT IS YOUR REVIEW OF THE PAST FISCAL YEAR, WHICH HAS BEEN
PARTICULARLY VOLATILE FOR INVESTORS IN THE SMALL-CAP AND MID-CAP AREAS OF THE STOCK MARKET?

During the last two weeks of October 1997, the financial markets suddenly realized that near-term economic growth in the southeast Asian countries was more problematic than certain. This led to a dramatic downward revaluation of the affected countries' currencies and capital markets. Concurrently, the new realization also generated material uncertainty with regard to how fast U.S. companies could grow earnings over the next year or two. This doubt was caused by fears that U.S. exports to Asia would likely slow (thanks to moderating local demands and a stronger dollar), and that cheaper Asian imports to the U.S. would threaten domestically produced goods.

The Asian turmoil caused investors to rapidly migrate toward the stability of larger stocks. After that fretful fourth quarter of 1997, we returned to business as usual in the first quarter of 1998 with positive returns across large-cap, mid-cap, and small-cap stocks.*

In the second quarter of 1998, we saw a market with three distinct personalities. From the beginning of April to early May, most sectors of the market traded in line with each other and were generally unchanged. Around the second week in May, the Asian markets began to weaken considerably. This caused investors to move from value stocks to growth stocks and from smaller stocks to larger stocks. Within growth stocks, capital moved from the Technology sector (seen as risky and leveraged to the state of the economy) into the Health Care and Consumer Non-Durables sectors. Concerns over Asia also put more pressure on oil prices and caused long-term Treasuries to rally. The end of the second quarter of 1998 saw technology stocks, and to a lesser degree small-cap stocks, snap back. This came after high- profile technology conferences reassured investors that near-term earnings for most technology companies were still going to be decent, and that there were signs of bottoming in some Asian markets.

The third quarter of 1998 provided little relief for investors and was particularly difficult for mid-cap and growth-oriented funds-and Federated Growth Strategies Fund in particular. The threat of weakening foreign economies grew as Asian problems intensified, Russia defaulted and its markets sank, and Latin American markets began to decline.

* Small cap stocks have historically experienced greater volatility than average.

U.S. equities markets traded off under the pressure of announced earnings misses and the prospects of moderating earnings growth rates. As general uncertainty increased, investors sought safe haven in U.S. Treasuries, rallying the long-term bond to yield levels not seen in decades.

The fund's fiscal year ended with a surprise lowering of interest rates by the Federal Reserve Board (the "Fed"). This buoyed equity markets around the world and brought breadth back to the market as small-cap and mid-cap stocks markedly outpaced large-cap stocks during the last three weeks of October 1998.

Overall, for the 12-month reporting period ended October 31, 1998, the Standard & Poor's ("S&P") 500 Index (large-cap stocks) returned 21.90%, and the NASDAQ 100 Index (dominated by large technology stocks) was up 11.16%. On the other hand, the S&P 600 Small Cap Index recorded a return of (11.14%).*

[Graphic]

IN THE PREVIOUS FISCAL YEAR, FEDERATED GROWTH STRATEGIES FUND OUTPERFORMED THE S&P 500 INDEX AND SIGNIFICANTLY OUTPERFORMED THE AVERAGE GROWTH FUND. THE RECENTLY COMPLETED FISCAL YEAR SAW THAT TREND HALT AS GROWTH-ORIENTED MID-CAP STOCKS FELL OUT OF FAVOR. HOW DID THE FUND'S TOTAL RETURN COMPARE TO THAT OF THE S&P 500 INDEX AND THE LIPPER GROWTH FUNDS AVERAGE FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998?

For the 12-month reporting period ended October 31, 1998, the fund's Class A, B, and C Shares produced total returns of (6.12%), (6.78%), and (6.74%), respectively, based on net asset value.** These returns lagged the 21.90% return of the S&P 500 Index and the 9.61% return of the Lipper Growth Funds Average.*** However, the Lipper Growth Funds universe contains a large percentage of funds with much higher average market capitalizations than Federated Growth Strategies Fund.

 * S&P 500 Index is comprised of common stocks in industry, transportation, finance, and public utilities. NASDAQ 100 Index is the National Association of Securities Dealers Automated Quotation System, which lists price information for a broad spectrum of large, medium, and small stocks . The S&P 600 Small Cap Index consists of 600 domestic stocks that represent the small-cap stock market. These indexes are unmanaged and investments cannot be made in an index.

 ** Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (11.30%), (10.83%), and (7.48%), respectively.

 ***Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

[Graphic]

WHAT ACCOUNTED FOR THE FUND'S SHORT-TERM UNDERPERFORMANCE?

As it has had for most of the last three years, Federated Growth Strategies Fund has a mid-cap focus because we believe that is where we can find much faster growing companies at better prices. During the past 12 months, the market placed a much higher value on the consistency of earnings and the trading liquidity of stocks. Both of those attributes are more readily found in large-cap stocks. While the second and third quarters of 1998 have been particularly difficult, we believe the market is beginning to recognize that the premium currently being paid for consistency and liquidity is excessive, and that investor sentiment will swing back toward mid-cap stocks.

[Graphic]

WHAT WERE SOME OF THE FUND'S RECENT PORTFOLIO ADDITIONS?

Our recent purchases include the following:

ABERCROMBIE & FITCH CO. (ANF) (0.81% of net assets): ANF is a fast- growing, Generation-X retailer with superior same-store sales growth and aggressive store expansion plans, including stores targeting kids. ANF's exceptional internal design team is the key to its ongoing success in attaining superior sales growth.

BIOGEN, INC. (BGEN) (0.68% of net assets): BGEN is one of the most successful biotechnology companies developing products for multiple sclerosis, kidney disease, inflammatory diseases, and other maladies. It has a strong pipeline of new products that should allow it to be a fast-growing company for years to come.

CAPSTAR  BROADCASTING  CORP.  (CRB)  (0.56%  of  net  assets):  CRB  is a  large consolidator in the radio industry concentrating on mid-sized markets. Operational efficiencies versus its peers should be attained through its new on-line ad purchasing management system and through its "Star System" which allows it to digitally deliver area-specific programming to multiple listening areas from one site.

EARTHGRAINS CO. (EGR) (0.87% of net assets): EGR produces and distributes packaged bakery goods to supermarkets and food service companies in the U.S and Europe. They are a leading consolidator of the fragmented food-goods industry.

IDX SYSTEMS CORP. (IDXC) (0.58% of net assets): IDXC sells health care information systems to hospitals, physician groups, health plans, and insurance companies. The company will participate in the long-term trend of moving the health care industry from paper to more efficient computer systems.

INKTOMI CORP. (INKT) (0.56% of net assets): INKT develops and markets search engine software and software designed to enhance the performance of large-scale networks. The company is seen as one of the highest quality providers of Internet software.

WINSTAR COMMUNICATIONS, INC. (WCII) (0.48% of net assets): WCII is a telecommunications service company that offers the usual fare of local and long-distance services. The company differs from most of its peers in that its networks are wireless. As a result, they can build out at a fraction of the cost and time typically associated with comparably sized wired networks.

[Graphic]

WHAT IS YOUR CURRENT STRATEGY IN TERMS OF THE FUND'S SECTOR WEIGHTINGS?

We will maintain our heaviest weightings in the sectors where our disciplines tell us we can get the most growth at the best prices. These sectors include Technology, Health Care, and Consumer Cyclicals (within that sector, concentrations are in Retail and Services). Other larger sectors include Finance and Consumer Staples. Our smallest weightings are in the more economically cyclical sectors which include Basic Materials, Utilities, and Transportation.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AND WHAT WERE THE SECTOR WEIGHTINGS AS OF OCTOBER 31, 1998?


                                      PERCENTAGE OF
NAME                                   NET ASSETS
Schering Plough Corp.                      1.66%
Warner-Lambert Co.                         1.59%
EMC Corp.                                  1.58%
Microsoft Corp.                            1.56%
MCI Worldcom, Inc.                         1.54%
Safeway, Inc.                              1.47%
America Online, Inc.                       1.42%
Tyco International, Ltd.                   1.37%
MBNA Corp.                                 1.35%
Clorox Co.                                 1.22%
Total                                     14.76%

                                      PERCENTAGE OF        PERCENTAGE OF
SECTOR                                  NET ASSETS         S&P 500 INDEX
Technology                                29.70%               17.10%
Health Care                               16.00%               13.00%
Finance                                   11.30%               15.20%
Utilities                                  6.50%               11.20%
Retail Trade                               6.40%                5.90%
Services                                   6.30%                4.90%
Consumer Non-Durables                      5.30%               10.50%
Energy/Minerals                            4.60%                7.10%
Producer Manufacturing                     4.60%                7.10%
Basic Materials                            1.90%                4.00%
Consumer Durables                          1.70%                3.00%
Transportation                             1.40%                1.00%



[Graphic]

WHAT IS YOUR OUTLOOK FOR MID-CAP STOCKS, WHICH HAVE EXPERIENCED A REBOUND RECENTLY?

In early October 1998, the Fed surprised the investment community by lowering short-term interest rates for the second time in a month. This sent a signal that the Fed was going to use monetary policy to help stave off economic weakness and accompanying credit issues. The move also sparked a rally across most global equity markets, with small-cap and mid-cap stocks materially outperforming large-cap stocks.

Interest rate cuts have, historically, signaled the beginning of periods of smaller cap stock outperformance. This is probably due to the fact that interest rate cuts are economically stimulative and periods of above-average economic growth tend to disproportionately benefit smaller companies and, hence, smaller cap stocks. Also helping mid-caps was the fact that relative to large-cap stocks, mid-cap stocks were about as cheap as they have been in more than a decade. We believe that as long as the economy does not suffer a considerable growth slowdown or another fundamental shock, mid-cap stocks are poised to do well for some time.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN

FEDERATED GROWTH STRATEGIES FUND

INITIAL INVESTMENT:

IF YOU HAD MADE AN INITIAL INVESTMENT OF $15,000 IN THE CLASS A SHARES OF FEDERATED GROWTH STRATEGIES FUND ON 8/31/84, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $107,358 ON 10/31/98. YOU WOULD HAVE EARNED A 14.90%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/98, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (18.73%), 11.38%, and 12.54%, respectively. Class B Shares' 1-year and since-inception (8/16/95) total returns were (19.29%) and 13.30%, respectively. Class C Shares' 1-year and since-inception (8/16/95) total returns were (15.30%) and 14.56%, respectively.**

[Graphic representation omitted; see Appendix A.]

 * Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The total return stated takes into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED GROWTH STRATEGIES FUND

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 14 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $41,709.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Growth Strategies Fund on 8/31/84, reinvested your dividends and capital gains and did not redeem any shares, you would have invested only $15,000, but your account would have reached a total value of $41,709* by 10/31/98. You would have earned an average annual total return of 13.13%.

A practical investment plan helps you pursue long-term performance from growth-oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation omitted; see Appendix B.]

 * This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED GROWTH STRATEGIES FUND

HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR A COLLEGE EDUCATION

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their children. On October 31, 1988, they invested $5,000 in the Class A Shares of Federated Growth Strategies Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $72,447. This represents a 12.33% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

[Graphic representation omitted; see Appendix C.]

  This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder.
Past performance does not guarantee future results.

FEDERATED GROWTH STRATEGIES FUND

CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED GROWTH STRATEGIES FUND (CLASS A
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Growth Strategies Fund (Class A Shares) (the "Fund") from October 31, 1988 to October 31, 1998, compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lipper Growth Fund Index (LGFI).+

[Graphic representation omitted; see Appendix D.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund with no sales charge. As of August 15, 1995, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ** Total return quoted reflects all applicable sales charges.

 + The S&P 500 and the LGFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED GROWTH STRATEGIES FUND

CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED GROWTH STRATEGIES FUND (CLASS B
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Growth Strategies Fund (Class B Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 1998, compared to the Standard & Poor's 500 Index (S&P 500)+ and the Lipper Growth Fund
Index (LGFI).+

[Graphic representation omitted; see Appendix E.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 and the LGFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED GROWTH STRATEGIES FUND

CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED GROWTH STRATEGIES FUND (CLASS C
SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Growth Strategies Fund (Class C Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 1998, compared to the Standard & Poor's 500 Index (S&P 500)+ and the Lipper Growth Fund
Index (LGFI).+

[Graphic representation omitted; see Appendix F.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 and the LGFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED GROWTH STRATEGIES FUND

PORTFOLIO OF INVESTMENTS

OCTOBER 31, 1998


SHARES                                                                            VALUE
COMMON STOCKS-95.7%
                 BASIC INDUSTRY-1.9%
      53,300     Lafarge Corp.                                                   $   1,795,544
      91,900     Monsanto Co.                                                        3,733,437
      87,600     Premark International, Inc.                                         2,775,825
      59,000     Southdown, Inc.                                                     3,211,812
                 Total                                                              11,516,618
                 CONSUMER DURABLES-1.7%
     132,200     Centex Corp.                                                        4,428,700
     125,500 (a) Champion Enterprises, Inc.                                          2,494,312
     145,700 (a) Furniture Brands International, Inc.                                3,132,550
                 Total                                                              10,055,562
                 CONSUMER NON-DURABLES-5.3%
     113,000 (a) American Italian Pasta Co., Class A                                 2,599,000
      67,300     Clorox Co.                                                          7,352,525
      53,700     Colgate-Palmolive Co.                                               4,745,737
     175,300     Earthgrains Co.                                                     5,259,000
     106,900 (a) Keebler Foods Co.                                                   3,073,375
      76,400     Quaker Oats Co.                                                     4,512,375
      97,500 (a) Tommy Hilfiger Corp.                                                4,527,656
                 Total                                                              32,069,668
                 ENERGY/MINERALS-4.6%
     149,800 (a) BJ Services Co.                                                     3,061,537
      76,500     Elf Aquitaine SA, ADR                                               4,437,000
     206,800 (a) Friede Goldman International, Inc.                                  3,463,900
     126,700     Halliburton Co.                                                     4,553,281
     112,700 (a) J. Ray McDermott, SA                                                3,535,962
     198,500 (a) Nabors Industries, Inc.                                             3,672,250
     132,700     Transocean Offshore, Inc.                                           4,901,606
                 Total                                                              27,625,536

FEDERATED GROWTH STRATEGIES FUND

SHARES                                                                            VALUE
COMMON STOCKS-CONTINUED
                 FINANCE-11.3%
     125,800     Allstate Corp.                                                  $   5,417,262
      60,100     American International Group, Inc.                                  5,123,525
      71,856     BankAmerica Corp.                                                   4,127,229
     156,600 (a) Century Business Services, Inc.                                     2,182,612
     152,300     Conseco, Inc.                                                       5,282,906
     113,400     Dime Bancorp, Inc.                                                  2,700,337
     128,800     Equitable Cos., Inc.                                                6,311,200
      53,200     Fremont General Corp.                                               2,626,750
     129,500 (a) Golden State Bancorp, Inc.                                          2,484,781
     148,600 (a) Knight/Trimark Group, Inc.                                          1,207,375
     356,830     MBNA Corp.                                                          8,140,184
      49,500     Mellon Bank Corp.                                                   2,976,187
      95,305     Morgan Stanley, Dean Witter & Co.                                   6,170,999
     172,500     Old Republic International Corp.                                    3,277,500
      90,400     Providian Financial Corp.                                           7,175,500
     116,550     Raymond James Financial, Inc.                                       2,673,366
                 Total                                                              67,877,713
                 HEALTH CARE-16.0%
      58,600 (a) Biogen, Inc.                                                        4,072,700
      42,900     Guidant Corp.                                                       3,281,850
     240,700     HBO & Co.                                                           6,318,375
      82,800 (a) IDX Systems Corp.                                                   3,508,650
      87,900     Lilly (Eli) & Co.                                                   7,114,406
      53,400     Merck & Co., Inc.                                                   7,222,350
     110,900     Mylan Laboratories, Inc.                                            3,819,119
     246,800 (a) PSS World Medical, Inc.                                             5,460,450
      59,600     Pfizer, Inc.                                                        6,395,825
      98,100 (a) Quintiles Transnational Corp.                                       4,439,025
     156,500 (a) Rexall Sundown, Inc.                                                2,807,219
     118,200 (a) Safeskin Corp.                                                      2,615,175
      96,900     Schering Plough Corp.                                               9,968,587

FEDERATED GROWTH STRATEGIES FUND

SHARES                                                                            VALUE
COMMON STOCKS-CONTINUED
                 HEALTH CARE-CONTINUED
     115,300     Smithkline Beecham Corp., ADR                                   $   7,350,375
     128,600 (a) Total Renal Care Holdings, Inc.                                     3,150,700
      53,900 (a) VISX, Inc.                                                          2,701,737
     122,100     Warner-Lambert Co.                                                  9,569,587
     118,900 (a) Watson Pharmaceuticals, Inc.                                        6,613,812
                 Total                                                              96,409,942
                 PRODUCER MANUFACTURING-4.6%
     311,400 (a) Gentex Corp.                                                        4,573,687
      85,900 (a) Lexmark Intl. Group, Class A                                        6,007,631
     177,400     Miller Herman, Inc.                                                 3,913,887
      68,900     Precision Castparts Corp.                                           3,031,600
     105,000 (a) SLI, Inc.                                                           1,758,750
     132,800     Tyco International, Ltd.                                            8,225,300
                 Total                                                              27,510,855
                 RETAIL TRADE-6.4%
     122,300 (a) Abercrombie & Fitch Co., Class A                                    4,853,781
     136,100 (a) Dollar Tree Stores, Inc.                                            5,248,356
     148,200     Home Depot, Inc.                                                    6,446,700
     126,200 (a) Restoration Hardware, Inc.                                          2,539,775
     184,800 (a) Safeway, Inc.                                                       8,835,750
     138,900 (a) Staples, Inc.                                                       4,531,613
     303,500     TJX Cos., Inc.                                                      5,747,531
                 Total                                                              38,203,506
                 SERVICES-6.3%
     129,400 (a) ACNielsen Corp.                                                     3,461,450
     204,900 (a) Allied Waste Industries, Inc.                                       4,430,963
     144,900     CKE Restaurants, Inc.                                               3,812,681
     192,600 (a) Capstar Broadcasting Corp., Class A                                 3,346,425
      82,700 (a) Chancellor Media Corp.                                              3,173,613
     159,750 (a) Liberty Media Group, Class A, Series A(LBTYA)                       6,080,484
      91,300 (a) Pixar, Inc.                                                         4,336,750

FEDERATED GROWTH STRATEGIES FUND

SHARES                                                                            VALUE
COMMON STOCKS-CONTINUED
                 SERVICES-CONTINUED
      80,400 (a) Robert Half International, Inc.                                 $   3,226,050
     127,500 (a) Snyder Communications, Inc.                                         4,550,156
      50,400 (a) United Stationers, Inc.                                             1,335,600
                 Total                                                              37,754,172
                 TECHNOLOGY-29.7%
      67,000 (a) America Online, Inc.                                                8,513,188
     150,700 (a) Apple Computer, Inc.                                                5,594,738
     113,200 (a) Applied Materials, Inc.                                             3,926,625
      78,800 (a) Ascend Communications                                               3,802,100
      54,500 (a) At Home Corp., Class A                                              2,411,625
     151,300 (a) BE Aerospace, Inc.                                                  3,252,950
      91,300 (a) BMC Software, Inc.                                                  4,388,106
      22,900 (a) Broadcast.com, Inc.                                                 1,142,138
      46,000 (a) Broadcom Corp., Class A                                             3,815,125
     134,300 (a) Cadence Design Systems, Inc.                                        2,870,663
     101,700 (a) Cisco Systems, Inc.                                                 6,407,100
      81,000 (a) Citrix Systems Inc.                                                 5,740,875
     200,400     Compaq Computer Corp.                                               6,337,650
     120,800 (a) Computer Horizons Corp.                                             2,778,400
     114,600 (a) Compuware Corp.                                                     6,209,888
      91,800 (a) Dell Computer Corp.                                                 6,012,900
     105,000 (a) DoubleClick, Inc.                                                   3,465,000
     147,500 (a) EMC Corp. Mass                                                      9,495,313
     144,100 (a) Echostar Communications Corp., Class A                              3,890,700
      62,200 (a) Excite, Inc.                                                        2,398,588
     178,800 (a) FORE Systems, Inc.                                                  2,793,750
      94,100 (a) Gemstar International Group Ltd.                                    5,140,213
     129,900 (a) Gulfstream Aerospace Corp.                                          5,748,075
     121,300 (a) HNC Software, Inc.                                                  4,078,713
      39,800 (a) Inktomi Corp.                                                       3,355,638
     115,600 (a) International Network Services                                      4,913,000

FEDERATED GROWTH STRATEGIES FUND

SHARES                                                                            VALUE
COMMON STOCKS-CONTINUED
                 TECHNOLOGY-CONTINUED
      46,300 (a) Intuit, Inc.                                                    $   2,338,150
     120,800 (a) Keane, Inc.                                                         4,016,600
      75,300     Lucent Technologies, Inc.                                           6,038,119
     272,400 (a) Mastech Corp.                                                       6,401,400
      88,100 (a) Microsoft Corp.                                                     9,327,588
     154,600 (a) Platinum Technology, Inc.                                           2,541,238
      22,800 (a) Qlogic Corp.                                                        2,106,150
      59,050 (a) Rambus, Inc.                                                        3,862,239
      87,800 (a) Sportsline USA, Inc.                                                1,234,688
      59,600     Symbol Technologies, Inc.                                           2,667,100
     102,900 (a) Tellabs, Inc.                                                       5,659,500
     196,900 (a) Unisys Corp.                                                        5,242,463
      96,100 (a) Vitesse Semiconductor Corp.                                         3,099,225
      42,600 (a) Yahoo, Inc.                                                         5,573,944
                 Total                                                             178,591,465
                 TRANSPORTATION-1.4%
      74,000     Expeditors International Washington, Inc.                           2,506,750
     289,350     Southwest Airlines Co.                                              6,130,603
                 Total                                                               8,637,353
                 UTILITIES-6.5%
      64,700     Century Telephone Enterprises, Inc.                                 3,675,769
     138,800 (a) Globalstar Telecommunications Ltd.                                  2,324,900
      82,200 (a) ITC DeltaCom, Inc.                                                  1,448,775
     167,400 (a) IXC Communications, Inc.                                            6,486,750
     167,026 (a) MCI Worldcom, Inc.                                                  9,228,187
      89,100 (a) McLeodUSA, Inc., Class A                                            3,257,719
     138,700 (a) MetroNet Communications Corp., Class B                              3,190,100
     110,900 (a) Pacific Gateway Exchange, Inc.                                      3,202,238
      93,100 (a) Qwest Communications International, Inc.                            3,642,538
     106,600 (a) WinStar Communications, Inc.                                        2,878,200
                 Total                                                              39,335,176
                 TOTAL COMMON STOCKS (IDENTIFIED COST $480,279,546)                575,587,566

FEDERATED GROWTH STRATEGIES FUND

PRINCIPAL
AMOUNT                                                                                VALUE
U.S. TREASURY OBLIGATION-0.8%
$  4,600,000     United States Treasury Bond, 5.50%, 8/15/2028
                 (IDENTIFIED COST $4,968,719)                                    $   4,837,912
(B)REPURCHASE AGREEMENT-2.3%
   13,730,000     Westdeutsche Landesbank Girozentrale, 5.42%, dated 10/30/
                  1998, due 11/2/1998 (AT AMORTIZED COST)                           13,730,000
                  TOTAL INVESTMENTS (IDENTIFIED COST $498,978,265)(C)            $ 594,155,478



 (a) Non-income producing security.

 (b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

 (c) The cost of investments for federal tax purposes amounts to $501,217,891. The net unrealized appreciation of investments on a federal tax basis amounts to $92,937,587 which is comprised of $133,693,325 appreciation and $40,755,738 depreciation at October 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($601,180,707) at October 31, 1998.

The following acronyms are used throughout this portfolio:

ADR -American Depositary Receipt
SA  -Support Agreement

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998


ASSETS:
Total investments in securities, at value (identified cost
$498,978,265 and tax cost $501,217,891)                                       $ 594,155,478
Income receivable                                                                   188,675
Receivable for investments sold                                                  15,676,939
Receivable for shares sold                                                        1,443,023
Total assets                                                                    611,464,115
LIABILITIES:
Payable for investments purchased                               $ 8,810,977
Payable for shares redeemed                                         784,249
Payable to Bank                                                     494,530
Payable for taxes withheld                                            4,638
Accrued expenses                                                    189,014
Total liabilities                                                                10,283,408
NET ASSETS for 25,656,520 shares outstanding                                  $ 601,180,707
NET ASSETS CONSIST OF:
Paid in capital                                                               $ 518,057,250
Net unrealized appreciation of investments                                       95,177,213
Accumulated net realized loss on investments                                    (12,053,756)
Total net assets                                                              $ 601,180,707
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($510,551,652 / 21,698,833 shares
outstanding)                                                                         $23.53
Offering Price Per Share (100/94.50 of $23.53)*                                      $24.90
Redemption Proceeds Per Share                                                        $23.53
CLASS B SHARES:
Net Asset Value Per Share ($77,974,964 / 3,407,883 shares
outstanding)                                                                         $22.88
Offering Price Per Share                                                             $22.88
Redemption Proceeds Per Share (94.50/100 of $22.88)*                                 $21.62
CLASS C SHARES:
Net Asset Value Per Share ($12,654,091 / 549,804 shares
outstanding)                                                                         $23.02
Offering Price Per Share                                                             $23.02
Redemption Proceeds Per Share (99.00/100 of $23.02)*                                 $22.79



 * See "What do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1998


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $21,113)                                     $   2,819,463
Interest                                                                                     1,192,701
Total income                                                                                 4,012,164
EXPENSES:
Investment advisory fee                                                  $ 4,546,048
Administrative personnel and services fee                                    457,074
Custodian fees                                                                54,419
Transfer and dividend disbursing agent fees and expenses                     391,838
Directors'/Trustees' fees                                                      7,556
Auditing fees                                                                 16,192
Legal fees                                                                     4,168
Portfolio accounting fees                                                    135,102
Distribution services fee-Class B Shares                                     490,096
Distribution services fee-Class C Shares                                      75,712
Shareholder services fee-Class A Shares                                    1,326,747
Shareholder services fee-Class B Shares                                      163,366
Shareholder services fee-Class C Shares                                       25,237
Share registration costs                                                      57,365
Printing and postage                                                         108,852
Insurance premiums                                                             6,201
Miscellaneous                                                                 16,878
Total expenses                                                             7,882,851
Waivers-
Waiver of shareholder services fee-Class A Shares          $ (16,805)
Waiver of shareholder services fee-Class C Shares             (2,168)
Total waivers                                                                (18,973)
Net expenses                                                                                 7,863,878
Net operating loss                                                                          (3,851,714)
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                                           (10,057,424)
Net change in unrealized depreciation of investments                                       (26,112,888)
Net realized and unrealized loss on investments                                            (36,170,312)
Change in net assets resulting from operations                                           $ (40,022,026)



(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS




                                                                       YEAR ENDED OCTOBER 31,
                                                                       1998                        1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net operating loss                                                      $   (3,851,714)     $     (882,924)
Net realized (loss)/gain on investments (($9,726,866) and
$114,090,561, respectively, as computed for federal tax
purposes)                                                                  (10,057,424)        113,887,481
Net change in unrealized appreciation/(depreciation) of
investments                                                                (26,112,888)         58,806,461
Change in net assets resulting from operations                             (40,022,026)        171,811,018
DISTRIBUTIONS TO SHAREHOLDERS-
Distributions from net investment income
Class A Shares                                                                       -             (15,300)
Distributions in excess of net investment income
 Class A Shares                                                                      -            (11,686)
Distributions from net realized gains on investments
Class A Shares                                                            (103,524,864)        (32,989,453)
Class B Shares                                                              (8,434,003)         (1,366,243)
Class C Shares                                                              (1,228,553)           (434,938)
Change in net assets resulting from distributions
to shareholders                                                           (113,187,420)        (34,817,620)
SHARE TRANSACTIONS-
Proceeds from sale of shares                                               718,975,850         345,861,726
Proceeds from shares issued in connection with the
acquisition                                                                                     74,233,048
Net asset value of shares issued to shareholders in payment
of distributions declared                                                   85,299,452          22,808,813
Cost of shares redeemed                                                   (605,010,967)       (347,178,563)
Change in net assets resulting from share transactions                     199,264,335          95,725,024
Change in net assets                                                        46,054,889         232,718,422
NET ASSETS:
Beginning of period                                                        555,125,818         322,407,396
End of period                                                           $  601,180,707      $  555,125,818



(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 32.

                                                                           YEAR ENDED OCTOBER 31,
                                                            1998           1997           1996           1995          1994
NET ASSET VALUE, BEGINNING OF PERIOD                        $31.54         $25.84        $26.22         $21.28        $23.92
INCOME FROM INVESTMENT OPERATIONS
Net investment income/
(net operating loss)                                         (0.14)(a)      (0.04)         0.04           0.24          0.21
Net realized and unrealized gain (loss) on investments       (1.48)          8.56          5.01           5.64         (2.18)
 Total from investment operations                            (1.62)          8.52          5.05           5.88         (1.97)
LESS DISTRIBUTIONS
Distributions from net investment income                        -          (0.00)*       (0.04)         (0.26)        (0.19)
Distributions from net realized gain on
investment transactions                                      (6.39)         (2.82)        (5.39)         (0.68)        (0.48)
 Total distributions                                         (6.39)         (2.82)        (5.43)         (0.94)        (0.67)
NET ASSET VALUE, END OF PERIOD                              $23.53         $31.54        $25.84         $26.22        $21.28
TOTAL RETURN(B)                                              (6.12%)        36.37%        23.16%         29.03%        (8.43%)
RATIOS TO AVERAGE NET ASSETS
Expenses                                                      1.20%          1.14%         1.13%          1.10%         0.99%
Net investment income/
(net operating loss )                                        (0.54%)        (0.14%)        0.15%          1.05%         0.89%
Expense waiver/reimbursement(c)                               0.00%**        0.10%         0.15%          0.16%            -
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                    $510,552      $509,678      $307,382       $249,110       $320,630
Portfolio turnover                                              119%          146%           89%           125%            59%



 * Amounts distributed per share do not round to $0.01.

 ** Amount waived less than 0.01%.

 (a) Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

FINANCIAL HIGHLIGHTS-CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 32.


                                                                    YEAR ENDED OCTOBER 31,
                                                            1998            1997           1996           1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD                       $31.02          $25.65         $26.23         $25.51
INCOME FROM INVESTMENT OPERATIONS
Net operating loss                                          (0.34)(b)       (0.10)         (0.10)         (0.02)
Net realized and unrealized gain/(loss) on investments      (1.41)           8.29           4.91           0.74
 Total from investment operations                           (1.75)           8.19           4.81           0.72
LESS DISTRIBUTIONS
Distributions from net realized gain on
investment transactions                                     (6.39)          (2.82)         (5.39)             -
NET ASSET VALUE, END OF PERIOD                             $22.88          $31.02         $25.65         $26.23
TOTAL RETURN(C)                                             (6.78%)         35.23%         22.03%          2.82%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                     1.96%           1.99%          2.03%          2.04%*
Net operating loss                                          (1.34%)         (1.04%)        (0.79%)        (0.66%)*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                   $77,975         $39,588        $10,858         $1,345
Portfolio turnover                                            119%            146%            89%           125%



 * Computed on an annualized basis.

 (a) Reflects operations for the period from August 16, 1995 (date of initial public investment) to October 31, 1995.

 (b) Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 32.


                                                                               YEAR ENDED OCTOBER 31,
                                                              1998             1997          1996         1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD                         $31.16          $25.68        $26.22         $25.51
INCOME FROM INVESTMENT OPERATIONS
Net operating loss                                            (0.34)(b)       (0.20)        (0.05)         (0.02)
Net realized and unrealized gain/(loss) on investments        (1.41)           8.50          4.90           0.73
 Total from investment operations                             (1.75)           8.30          4.85           0.71
LESS DISTRIBUTIONS
Distributions from net realized gain on
investment transactions                                       (6.39)          (2.82)        (5.39)             -
NET ASSET VALUE, END OF PERIOD                               $23.02          $31.16        $25.68         $26.22
TOTAL RETURN(C)                                               (6.74%)         35.66%        22.12%          2.78%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                       1.94%           1.90%         1.92%          2.05%*
Net operating loss                                            (1.34%)         (0.91%)       (0.72%)        (0.71%)*
Expense waiver/reimbursement(d)                                0.02%           0.09%         0.12%             -
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                     $12,654          $5,860        $3,667             $57
Portfolio turnover                                              119%            146%           89%           125%



 * Computed on an annualized basis.

 (a) Reflects operations for the period from August 16, 1995 (date of initial public investment) to October 31, 1995.

 (b) Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

 (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED GROWTH STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1998

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is appreciation of capital.

On December 13, 1996, the Fund acquired all the net assets of State Bond Common Stock Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 3,104,686 shares of the Fund (valued at $74,233,048) for the 7,784,543 shares of the Acquired Fund outstanding on December 13, 1996. The Acquired Fund's net assets of $74,233,048 at that date were combined with those of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").
Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The follow reclassifications have been made to the financial statements.

                    INCREASE (DECREASE)
ACCUMULATED
DISTRIBUTIONS
IN EXCESS OF NET       ACCUMULATED NET
INVESTMENT INCOME       REALIZED LOSS       PAID IN CAPITAL
    $3,863,400          $(1,251,228)         $(2,612,172)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At October 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $9,726,866 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:


                                                                           YEAR ENDED OCTOBER 31,
                                                                    1998                                 1997
CLASS A SHARES                                          SHARES               AMOUNT            SHARES             AMOUNT
Shares sold                                            25,071,328        $  645,857,373      12,275,128       $  315,683,919
Shares issued in connection with the acquisition                -                     -       3,104,686           74,233,048
Shares issued to shareholders in payment of
distributions declared                                  3,075,195            76,080,478         878,652           21,166,808
Shares redeemed                                       (22,609,750)         (586,682,842)    (12,012,363)        (340,958,561)
Net change resulting from Class A Share transactions    5,536,773        $  135,255,009       4,246,103       $   70,125,214
                                                                           YEAR ENDED OCTOBER 31,
                                                                    1998                                 1997
CLASS B SHARES                                          SHARES               AMOUNT             SHARES             AMOUNT
Shares sold                                             2,280,389        $   58,695,285         954,973       $   27,222,810
Shares issued to shareholders in payment of
distributions declared                                    336,440             8,148,608          53,641            1,280,406
Shares redeemed                                          (485,257)          (11,921,023)       (155,624)          (4,220,243)
Net change resulting from Class B Share transactions    2,131,572        $   54,922,870         852,990       $   24,282,973
                                                                           YEAR ENDED OCTOBER 31,
                                                                    1998                                 1997
CLASS C SHARES                                           SHARES              AMOUNT             SHARES             AMOUNT
Shares sold                                               589,924        $   14,423,192         106,759       $    2,954,997
Shares issued to shareholders in payment of
distributions declared                                     43,940             1,070,366          15,123              361,599
Shares redeemed                                          (272,103)           (6,407,102)        (76,646)          (1,999,759)
Net change resulting from Class C Share transactions      361,761        $    9,086,456          45,236       $    1,316,837
Net change resulting from share transactions            8,030,106        $  199,264,335       5,144,329       $   95,725,024



4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Management, the Fund's investment adviser receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses, according to the following schedule, annually, to compensate FSC.

                       PERCENTAGE OF
                       AVERAGE DAILY NET
SHARE CLASS NAME       ASSETS OF CLASS
Class B Shares         0.75%
Class C Shares         0.75%

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL-Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998, were as follows:

PURCHASES   $759,998,293
SALES       $689,232,888


6. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



To the Trustees and Shareholders of

FEDERATED EQUITY FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Strategies Fund (a portfolio of Federated Equity Funds), as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Growth Strategies Fund of Federated Equity Funds at October 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts

December 21, 1998

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]

 Federated Investors

 Federated Securities Corp., Distributor
 Federated Investors, Inc.
 Federated Investors Tower
 1001 Liberty Avenue
 Pittsburgh, PA 15222-3779
 1-800-341-7400
 WWW.FEDERATEDINVESTORS.COM

Cusip 314172107

Cusip 314172206

Cusip 314172305

G01228-08 (12/98)

[Graphic]


[Graphic]
Federated Investors
[Graphic]

Federated Small Cap Strategies Fund

3rd Annual Report

October 31, 1998

ESTABLISHED 1995

PRESIDENT'S MESSAGE

Dear Valued Shareholder:

Federated Small Cap Strategies Fund was created in 1995, and I am pleased to present its third Annual Report. This report covers the 12- month reporting period from November 1, 1997 through October 31, 1998. It begins with an interview with Aash M. Shah, Vice President, who co- manages the fund with Keith
J. Sabol, Vice President, both with Federated Management. Following their discussion are two additional items of shareholder interest. First is a complete listing of the fund's stock holdings in small capitalized companies, and second is the publication of the fund's financial statements.

Federated Small Cap Strategies Fund is managed to help your money grow over time by investing in a highly diversified portfolio of small-cap stocks issued by U.S. companies. The market capitalization of these companies is within the range of the Standard & Poor's ("S&P") 600 Small Cap Index ($46 million to $2.8 billion).* These 135 small-cap stocks offer the potential for high returns over time, though they are more volatile than stocks issued by larger, well-established companies.+ To help reduce risk in this dynamic market, the fund's portfolio is carefully selected and diversified with 135 stocks across 12 industry sectors.

Though this report focuses on the past 12 months, the true measure of the performance potential of small-cap stocks, and of Federated Small Cap Strategies Fund, is over the long term. I want to remind you of the fund's solid long-term performance record. As of October 31, 1998, the average annual total returns,** based on net asset value, for each share class since the fund's November 1, 1995 inception date were:

Class A Shares, 15.75% Class B Shares, 14.92% Class C Shares, 14.90%

* The S&P 600 Small Cap Index is comprised of 600 domestic stocks chosen to represent the industry sectors of the small-cap market. This index is unmanaged and investments cannot be made in an index.

** Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. As of October 31, 1998, the average annual total returns, based on offering price (i.e., less any applicable sales charge), for each share class since inception were: Class A Shares, 13.59%; Class B Shares, 13.90%; Class C Shares, 14.90%. Total returns for the one-year period ended October 31, 1998, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (23.07%), (23.69%), and (20.03%), respectively.

+ Small Cap stocks have historically experienced greater volatility than average.

After three years of very positive returns, the U.S. stock market faltered in July and August of this year, as the market reacted to concerns over the potential impact of the Asian and Russian economic difficulties. As a result, stocks suffered a broad-based decline, small-cap stocks were hit particularly hard, and the fund's portfolio of small-cap stocks produced a negative 12-month total return. Individual share class total return performance, including realized gains, for the 12-month period follows.

                  TOTAL  CAPITAL         NET ASSET
                 RETURN   GAIN         VALUE CHANGE
Class A Shares (18.60%) $0.0028  $18.75 to  $15.26 = (19%)
Class B Shares (19.25%) $0.0028  $18.53 to  $14.96 = (19%)
Class C Shares (19.22%) $0.0028  $18.51 to  $14.95 = (19%)

In any 5-, 10-, 15-, or 20-year period of investing in small-caps stocks, there have been many periods when prices have declined, and these same periods were then followed by periods of very positive investment returns. Currently, small-cap stocks appear extremely undervalued from a historical perspective as they are as low in price as they have been in over 20 years, even though their prices have recovered from their October 8, 1998 low. I would strongly recommend adding to your account on a regular basis.

Thank you for participating in the growth and earnings opportunities of over 120 dynamic U.S. companies. As always, we welcome your comments and suggestions.

Sincerely,
[Graphic]
Glen R. Johnson

President

December 15, 1998


INVESTMENT REVIEW

Aash M. Shah, CFA

Vice President

Federated Management

Keith J. Sabol

Vice President

Federated Management

[Graphic]

WHAT ARE YOUR COMMENTS ON THE PAST 12 MONTHS, WHICH WAS A DIFFICULT ENVIRONMENT FOR SMALL-CAP STOCK INVESTORS?

November 1, 1997 through October 31, 1998 was a very difficult 12- month reporting period for small-cap stocks. While the large-cap stock market recorded slightly positive-to-flat returns in the fourth quarter of 1997, which was the beginning of the fund's fiscal year, small-cap stocks decreased. The Lipper Small Cap Funds Index* was down 5.90%, the S&P 600 Small Cap Index was down 3.10%, and the Russell 2000 Index was down 3.40%.** Small-cap growth stocks greatly underperformed, declining by 11.33% during the quarter. That is the bad news.

The good news is that the performance picture has brightened considerably over the first four months of 1998, when small-cap indexes recorded positive, double-digit performance. However, the equity market began to weaken, with small-cap stocks once again significantly underperforming large-cap stocks.

Yes, bad news again...the third quarter of 1998 was one of the worst on record for the small-cap stock market. The average small-cap fund tracked by Lipper Analytical Services, Inc.* was down 21.50%, the S&P 600 Small Cap Index was down 21.10%, and the Russell 2000 Index was down 20.50%. As had been the trend, small-cap "growth" stocks underperformed small-cap "value" stocks.

Overall, for the 12-month reporting period ended October 31, 1998, small-cap stocks recorded negative performance as measured by the (11.14%) total return of the S&P 600 Small Cap Index and the (11.90%) return of the Russell 2000 Index. The total return of the average small company mutual fund as tracked by Lipper Analytical Services, Inc. was (13.76%).

 * Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

 ** The Russell 2000 Index is a broadly diversified index consisting of approximately 2,000 small-capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small-capitalization common stocks. This index is unmanaged and investments cannot be made in an index.

[Graphic]

WITH ALL THE BAD NEWS, SMALL-CAP STOCKS HAVE STAGED A STRONG RALLY VERY LATE IN THE REPORTING PERIOD. CAN WE BE OPTIMISTIC?

Very much so. After the small-cap market's low on October 8, 1998, we have seen a significant rally, as the Russell 2000 Index rose 22% through October 31, 1998, producing a one-month return of 4.01% for the month of October. Small-cap stocks, especially small-cap growth stocks, remain very attractive for long-term investors.

For investors, there are two powerful long-term reasons to be optimistic: 1) valuation levels of small-cap stocks are extremely attractive versus large-cap stocks; and 2) earnings growth in the small-cap market is expected to outpace large-cap stocks over the next 3-5 years. Our analysis reveals numerous opportunities for finding companies with rapidly growing revenues and earnings at very attractive prices. Growth companies in the small-cap sector still appear very reasonably priced relative to large-cap companies.

[Graphic]

HOW DID FEDERATED SMALL CAP STRATEGIES FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?

The fund's total return performance reflected the small-cap market's difficulties-and in particular the underperformance of small-cap growth stocks. For the fiscal year ended October 31, 1998, the fund's total returns were (18.60%) for Class A Shares, (19.25%) for Class B Shares, and (19.22%) for Class C Shares.+

 + Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (23.07%), (23.69%), and (20.03%), respectively.

[Graphic]

WHY DO YOU LIKE THIS ASSET CLASS OF STOCKS?

This fund offers investors a pure approach to the small-cap stock market, and the fund remains invested in all 12 economic sectors with appropriate overweighted and underweighted positions. This fund is a "true" small-cap fund because we have maintained its median capitalization below $600 million. History has shown that small-cap stocks have been an excellent long-term investment. Based on monthly historical data from 1946 to 1998, given a 15-year holding period, small-cap stocks outperformed large-cap stocks 85% of the time.*

[Graphic]

WHAT INDUSTRY SECTORS ARE YOU FOCUSING ON?

We currently have overweighted positions in the Services and Retail sectors and underweighted positions in Health Care, Transportation, Energy, and Utilities. In our two largest sectors, Technology and Finance, we are overweighted and underweighted, respectively. Our goal is to remain fully invested in the best 2% of small companies that we can find across a universe of over 5000 small companies in the U.S. We are maintaining our cash position below 3%, effectively being fully invested. Under low inflation and weakening economic growth conditions, we expect small-cap stocks to do very well only after the bear market has run its course.

* Source: Ibbotson & Associates

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AND WHAT WERE THE SECTOR WEIGHTINGS AS OF OCTOBER 31, 1998?

                        PERCENTAGE OF
NAME                     NET ASSETS
ProBusiness
Services, Inc.              1.37%
Atlantic Data
Services, Inc.              1.31%
CSG Systems
International, Inc.         1.31%
AVT Corp.                   1.29%
Medicis
Pharmaceutical Corp.        1.28%
Express Scripts Inc.        1.26%
SEI Investments Co.         1.26%
BARRA, Inc.                 1.24%
Cybex Computer
Products Corp.              1.23%
CDW Computer
Centers, Inc.               1.18%
Total                      12.73%
                        PERCENTAGE     PERCENTAGE OF
SECTOR                 OF NET ASSETS   S&P 600 INDEX
Technology                 23.60%         17.20%
Services                   18.50%         11.80%
Finance                    10.70%         16.10%
Health Care                 9.40%         11.50%
Retail Trade                6.30%          6.30%
Producer Manufacturing      5.90%          7.00%
Consumer Durables           5.10%          6.90%
Basic Industry              4.90%          7.20%
Utilities                   3.20%          5.20%
Consumer Non-Durables       2.20%          4.30%
Transportation              2.10%          3.00%
Energy/Minerals             1.40%          3.50%
Other                       3.30%           -

[Graphic]

DO YOU SEE CONTINUED VOLATILITY IN THE SMALL-CAP STOCK ARENA?

Yes! The chart below indicates just how volatile investing in small-cap stocks can be by showing the total returns produced by the Class A Shares of the fund over various time periods since inception.


                          BOOM      BUST
11/1/95  -   12/29/95     17.6%                 2 months
12/29/95 -   1/16/96               (7.7%)     1/2 month
1/16/96  -   5/24/96      39.5%                 4 months
5/24/96  -   7/24/96              (14.8%)       2 months
7/24/96  -   1/22/97      27.5%                 6 months
1/22/97  -   4/25/97              (17.6%)       3 months
4/25/97  -   10/10/97     54.7%                 6 months
10/10/97 -   1/12/98              (20.2%)       3 months
1/12/98  -   4/21/98      26.1%                 3 months
4/21/98  -   10/8/98              (41.7%)   5 1/2 months
10/8/98  -   10/31/98     26.0%                23 days

Past performance is not indicative of future results. These figures do not take into account the maximum 5.50% sales charge applicable to an initial investment in Class A Shares.

This calendar of market actions on fund share prices may be helpful to shareholders who want to add to their accounts on a regular basis. From November 1, 1995 to the present, share prices have been volatile, however, the price of fund shares has risen. One investment strategy is to buy, hold, and buy again and again. Of course, no method of investing ensures a profit or protects against loss in declining markets. It has been said that time in the market may help long-term investment results.

FEDERATED SMALL CAP STRATEGIES FUND

CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED SMALL CAP STRATEGIES FUND
(CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Small Cap Strategies Fund (Class A Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 1998 compared to the Russell 2000 Index
(RUS2).+

[Graphic representation omitted; see Appendix G.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges.

+ The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires in the Fund's performance. The index is unmanaged.

FEDERATED SMALL CAP STRATEGIES FUND

CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED SMALL CAP STRATEGIES FUND
(CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Small Cap Strategies Fund (Class B Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 1998 compared to the Russell 2000 Index
(RUS2).+

[Graphic representation omitted; see Appendix H.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charge and contingent deferred sales charges.

+ The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

FEDERATED SMALL CAP STRATEGIES FUND

CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED SMALL CAP STRATEGIES FUND
(CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Small Cap Strategies Fund (Class C Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 1998 compared to the Russell 2000 Index
(RUS2).+

[Graphic representation omitted; see Appendix I.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

* Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires in the Fund's performance. The index is unmanaged.

FEDERATED SMALL CAP STRATEGIES FUND

PORTFOLIO OF INVESTMENTS

OCTOBER 31, 1998

SHARES                                                                               VALUE
COMMON STOCKS-93.3%
                    BASIC INDUSTRY-4.9%
      143,800       Cambrex Corp.                                               $   3,675,888
      205,600       Furon Co.                                                       3,263,900
       50,000       Lone Star Industries, Inc.                                      3,521,875
      129,800       Northland Cranberries, Inc., Class A                            1,411,575
      133,600       RPM, Inc.                                                       2,246,150
      222,300       Spartech Corp.                                                  4,001,400
                    Total                                                          18,120,788
                    CONSUMER DURABLES-5.1%
      125,700   (a) Action Performance Cos., Inc.                                   3,755,288
       77,200   (a) American Homestar Corp.                                         1,264,150
       82,300       Carlisle Cos., Inc.                                             3,178,838
      127,200   (a) Dura Automotive Systems, Inc.                                   3,036,900
      193,300   (a) Helen of Troy Ltd.                                              2,875,338
      202,000   (a) Stanley Furniture Co., Inc.                                     3,787,500
       43,400   (a) Toll Brothers, Inc.                                             1,006,338
                    Total                                                          18,904,352
                    CONSUMER NON-DURABLES-2.2%
      131,200   (a) Blyth Industries, Inc.                                          3,624,400
      133,900   (a) Smithfield Foods, Inc.                                          2,627,788
      152,500       Wolverine World Wide, Inc.                                      1,992,031
                    Total                                                           8,244,219
                    ENERGY/MINERALS-1.4%
       51,500       Cross Timbers Oil Co.                                             740,313
       35,400       Devon Energy Corp.                                              1,199,175
       54,700   (a) Pride International, Inc.                                         635,888
       45,300   (a) Tuboscope Inc.                                                    560,588
      147,200       Vintage Petroleum, Inc.                                         1,913,600
                    Total                                                           5,049,564

FEDERATED SMALL CAP STRATEGIES FUND

SHARES                                                                               VALUE
COMMON STOCKS-CONTINUED
                    FINANCE-10.7%
      102,800       City National Corp.                                         $   3,514,475
      165,500       Community First Bankshares, Inc.                                3,289,313
       68,960   (a) Delphi Financial Group, Inc., Class A                           3,215,260
      115,700       Enhance Financial Services Group, Inc.                          2,841,881
       70,500       Executive Risk, Inc.                                            3,348,750
      195,900   (a) FirstFed Financial Corp.                                        3,207,863
       53,700       Fremont General Corp.                                           2,651,438
      156,100       GBC Bancorp, Inc.                                               4,156,163
       58,300   (a) HealthCare Financial Partners, Inc.                             1,785,438
      109,700       Hooper Holmes, Inc.                                             2,612,231
      108,800       Mutual Risk Management Ltd.                                     3,678,800
      161,500       North Fork Bancorp, Inc.                                        3,209,813
      109,600   (a) Triad Guaranty, Inc.                                            2,329,000
                    Total                                                          39,840,425
                    HEALTH CARE-9.4%
      109,700   (a) Access Health, Inc.                                             3,935,488
      132,800   (a) Alternative Living Services, Inc.                               3,469,400
      228,800   (a) Balanced Care Corp.                                             1,701,700
        3,400   (a) Boron, LePore & Associates, Inc.                                   91,800
       79,300   (a) Curative Health Services, Inc.                                  2,160,925
      107,500   (a) Genesis Health Ventures, Inc.                                   1,451,250
       74,800   (a) HCR Manor Care, Inc.                                            2,431,000
       94,800   (a) Medicis Pharmaceutical Corp., Class A                           4,751,850
       25,700   (a) Medimmune, Inc.                                                 1,728,325
      201,000   (a) Prime Medical Services, Inc.                                    1,507,500
       73,300   (a) Safeskin Corp.                                                  1,621,763
      162,400   (a) Sybron International Corp.                                      4,019,400
       73,400   (a) Universal Health Services, Inc., Class B                        3,766,338
       41,100   (a) VISX, Inc.                                                      2,060,138
                    Total                                                          34,696,877

FEDERATED SMALL CAP STRATEGIES FUND

SHARES                                                                                VALUE
COMMON STOCKS-CONTINUED
                    PRODUCER MANUFACTURING-5.9%
      140,700   (a) AFC Cable Systems, Inc.                                     $   3,464,738
      142,400       Ametek, Inc.                                                    3,017,100
      118,800       Applied Power, Inc., Class A                                    3,274,425
       60,000       Ballard Power Systems, Inc.                                     1,665,000
      190,300   (a) Cable Design Technologies, Class A                              3,139,950
      164,900   (a) Gentex Corp.                                                    2,421,969
      103,800   (a) Rayovac Corp.                                                   2,108,438
       86,490   (a) Zebra Technologies Corp., Class B                               2,832,548
                    Total                                                          21,924,168
                    RETAIL TRADE-6.3%
       44,400   (a) American Eagle Outfitters, Inc.                                 1,798,200
       58,200   (a) CDW Computer Centers, Inc.                                      4,361,363
      174,500       Claire's Stores, Inc.                                           2,955,594
       47,700   (a) Express Scripts, Inc., Class A                                  4,659,694
       57,000   (a) Linens 'N Things, Inc.                                          1,763,438
       62,800   (a) O'Reilly Automotive, Inc.                                       2,457,050
       66,300   (a) Pacific Sunwear of California                                   1,433,738
      148,300   (a) Renters Choice, Inc.                                            3,679,694
       11,500   (a) Trans World Entertainment Corp.                                   237,188
                    Total                                                          23,345,959
                    SERVICES-18.5%
      162,000   (a) ABR Information Services, Inc.                                  3,057,750
       99,600   (a) Allied Waste Industries, Inc.                                   2,153,850
      174,500   (a) BARRA, Inc.                                                     4,602,438
      132,000   (a) Billing Concepts Corp.                                          1,864,500
       32,600   (a) CMG Information Services, Inc.                                  1,854,125
       70,300   (a) Catalina Marketing Corp.                                        3,352,431
      114,500   (a) Daisytek International Corp.                                    1,724,656
       89,100   (a) DeVRY, Inc.                                                     1,960,200
       87,500   (a) Dycom Industries, Inc.                                          3,067,969
      160,300   (a) Equity Corp. International                                      3,977,444

FEDERATED SMALL CAP STRATEGIES FUND

SHARES                                                                                 VALUE
COMMON STOCKS-CONTINUED
                    SERVICES-CONTINUED
      132,500   (a) FactSet Research Systems                                    $   3,975,000
       92,700   (a) ITT Educational Services, Inc.                                  2,752,031
        5,700   (a) Lason Holdings, Inc.                                              312,075
      188,000   (a) Newpark Resources, Inc.                                         1,774,250
      138,450   (a) ProBusiness Services, Inc.                                      5,062,062
       56,200       SEI Investments Co.                                             4,657,575
       43,600   (a) Snyder Communications, Inc.                                     1,555,975
      137,700   (a) StaffMark, Inc.                                                 2,418,356
      100,800       Strayer Education, Inc.                                         3,427,200
      130,600   (a) Sylvan Learning Systems, Inc.                                   4,032,275
      136,125   (a) Tetra Tech, Inc.                                                2,765,039
      106,000       Unifirst Corp.                                                  2,948,125
      162,100   (a) World Access, Inc.                                              3,464,888
       61,600   (a) World Color Press                                               1,871,100
                    Total                                                          68,631,314
                    TECHNOLOGY-23.6%
      167,000   (a) ATMI, Inc.                                                      2,296,250
      218,100   (a) AVT Corp.                                                       4,770,938
       88,200   (a) Acxiom Corp.                                                    2,216,025
      160,700   (a) Apex PC Solutions, Inc.                                         4,198,288
       75,700   (a) Aspect Development, Inc.                                        2,391,647
      233,000   (a) Atlantic Data Services, Inc.                                    4,863,875
      132,900   (a) Benchmark Electronics, Inc.                                     3,131,456
      102,800   (a) Black Box Corp.                                                 3,430,950
      173,700   (a) CHS Electronics, Inc.                                           1,693,575
       89,100   (a) CSG Systems International, Inc.                                 4,855,950
       96,200   (a) Check Point Software Technologies Ltd.                          2,188,550
      121,500   (a) Ciber, Inc.                                                     2,384,438
      130,500   (a) Complete Business Solutions, Inc.                               3,099,375
      107,300   (a) Computer Horizons Corp.                                         2,467,900
       80,200   (a) Comverse Technology, Inc.                                       3,689,200

FEDERATED SMALL CAP STRATEGIES FUND

SHARES                                                                                VALUE
COMMON STOCKS-CONTINUED
                    TECHNOLOGY-CONTINUED
      143,800   (a) Cybex Computer Products Corp.                               $   4,565,650
      188,200   (a) DSP Group, Inc.                                                 3,011,200
       65,500       Dallas Semiconductor Corp.                                      2,423,500
      139,000   (a) Ducommun, Inc.                                                  2,224,000
       60,200   (a) Etec Systems, Inc.                                              2,039,275
       73,700   (a) HADCO Corp.                                                     2,321,550
      176,000   (a) Mastech Corp.                                                   4,136,000
      104,800   (a) Micrel, Inc.                                                    3,445,300
       58,300   (a) Orbotech, Ltd.                                                  2,040,500
      150,300   (a) SS&C Technologies, Inc.                                         1,690,875
      101,800   (a) Sanmina Corp.                                                   4,173,800
      110,300   (a) Transaction Systems Architects, Inc., Class A                   3,981,141
      115,200   (a) Vitesse Semiconductor Corp.                                     3,715,200
                    Total                                                          87,446,408
                    TRANSPORTATION-2.1%
       54,000       Air Express International Corp.                                 1,134,000
       77,000       Comair Holdings, Inc.                                           2,531,375
       39,800       Expeditors International Washington, Inc.                       1,348,225
       39,300   (a) Heartland Express, Inc.                                           707,400
       34,100       USFreightways Corp.                                               854,631
       62,125       Werner Enterprises, Inc.                                        1,118,250
                    Total                                                           7,693,881
                    UTILITIES-3.2%
       23,200       Central Hudson Gas & Electric                                     939,600
       27,000   (a) Century Communications, Corp., Class A                            597,375
       18,300       Cilcorp, Inc.                                                     942,450
       31,300       Commonwealth Energy System                                      1,167,881
       24,100       New Jersey Resources Corp.                                        926,344
       39,200       Piedmont Natural Gas, Inc.                                      1,362,200
       39,500       Sierra Pacific Resources                                        1,439,281

FEDERATED SMALL CAP STRATEGIES FUND

SHARES OR
PRINCIPAL
AMOUNT                                                                                VALUE
COMMON STOCKS-CONTINUED
                    UTILITIES-CONTINUED
       32,600       Southwest Gas Corp.                                         $     772,213
       93,700   (a) Transaction Network Services, Inc.  2,565,038
       50,800       WICOR, Inc.                                                     1,238,250
                    Total                                                          11,950,632
                    TOTAL COMMON STOCKS (IDENTIFIED COST $334,805,535)            345,848,587
(D)U.S. TREASURY OBLIGATION-3.3%
$  12,200,000       United States Treasury Bill, 12/17/1998
                   (IDENTIFIED COST $12,135,948)                                   12,146,259
(B)REPURCHASE AGREEMENT-3.8%
   14,300,000       Westdeutsche Landesbank Girozentrale, 5.42%, dated 10/30/
                    1998, due 11/2/1998 (AT AMORTIZED COST)                        14,300,000
                    TOTAL INVESTMENTS (IDENTIFIED COST $361,241,483)(C)         $ 372,294,846

  (a)  Non-income producing security.

  (b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

  (c) The cost of investments for federal tax purposes amounts to $361,488,869. The net unrealized appreciation of investments on a federal tax basis amounts to $10,805,977 which is comprised of $45,160,808 appreciation and $34,354,831 depreciation at October 31, 1998.

  (d) Represents a security held as collateral which is used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contract. The underlying face amount, at value, of open index futures contracts is $12,382,580 at October 31, 1998 which represents 3.3% of net assets.

Note: The categories of investments are shown as a percentage of net assets ($370,755,632) at October 31, 1998.

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998


ASSETS:
Total investments in securities, at value (identified cost
$361,241,483 and tax cost $361,488,869)  $ 372,294,846
Cash                                                                                  4,181
Income receivable                                                                    89,393
Receivable for investments sold                                                  17,331,325
Receivable for shares sold                                                        2,069,371
Receivable for daily variation margin                                               104,000
Deferred organizational costs                                                        37,190
Total assets                                                                    391,930,306
LIABILITIES:
Payable for investments purchased                              $ 19,463,567
Payable for shares redeemed                                       1,421,836
Accrued expenses                                                    289,271
Total liabilities                                                                21,174,674
NET ASSETS for 24,597,131 shares outstanding                                  $ 370,755,632
NET ASSETS CONSIST OF:
Paid in capital                                                               $ 401,749,934
Net unrealized appreciation of investments and futures
contracts                                                                        11,320,818
Accumulated net realized loss on investments and futures
contracts                                                                       (42,315,120)
Total net assets                                                              $ 370,755,632
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION, PROCEEDS
PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($142,250,177 / 9,324,439 shares
outstanding)                                                                         $15.26
Offering Price Per Share (100/94.50 of $15.26)*                                      $16.15
Redemption Proceeds Per Share                                                        $15.26
CLASS B SHARES:
Net Asset Value Per Share ($195,187,586 / 13,043,337 shares
outstanding)                                                                         $14.96
Offering Price Per Share                                                             $14.96
Redemption Proceeds Per Share (94.50/100 of $14.96)*                                 $14.14
CLASS C SHARES:
Net Asset Value Per Share ($33,317,869 / 2,229,355 shares
outstanding)                                                                         $14.95
Offering Price Per Share                                                             $14.95
Redemption Proceeds Per Share (99.00/100 of $14.95)*                                 $14.80

 * See "What Do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:
Dividends                                                                    $   1,013,307
Interest                                                                           796,824
Total income                                                                     1,810,131
EXPENSES:
Investment advisory fee                                     $ 2,906,645
Administrative personnel and services fee                       292,243
Custodian fees                                                   22,387
Transfer and dividend disbursing agent fees and expenses        730,924
Directors'/Trustees' fees                                         6,170
Auditing fees                                                    16,192
Legal fees                                                        2,821
Portfolio accounting fees                                       113,636
Distribution services fee-Class B Shares                      1,573,652
Distribution services fee-Class C Shares                        237,848
Shareholder services fee-Class A Shares                         365,048
Shareholder services fee-Class B Shares                         524,551
Shareholder services fee-Class C Shares                          79,283
Share registration costs                                         60,340
Printing and postage                                            119,515
Insurance premiums                                                  503
Taxes                                                                69
Miscellaneous                                                    10,332
Total expenses                                                7,062,159
Waivers-
Waiver of investment advisory fee                              (254,218)
Net expenses                                                                     6,807,941
Net operating loss                                                              (4,997,810)
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES
CONTRACTS:
Net realized loss on investments and futures contracts                         (42,268,177)
Net change in unrealized appreciation of investments and
futures contracts                                                              (35,042,376)
Net realized and unrealized loss on investments and
futures contracts                                                              (77,310,553)
Change in net assets resulting from operations                              $  (82,308,363)

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS




                                                                        YEAR ENDED OCTOBER 31,
                                                                        1998              1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net operating loss                                              $    (4,997,810)  $   (1,905,688)
Net realized (loss)/gain on investments and futures
contracts ($(41,800,279) and $1,368,031, respectively, as
computed for federal tax purposes)                                  (42,268,177)       1,329,530
Net change in unrealized appreciation/(depreciation)
of investments                                                      (35,042,376)      44,425,343
Change in net assets resulting from operations                      (82,308,363)      43,849,185
DISTRIBUTIONS TO SHAREHOLDERS-
Distributions from net realized gains on investments and
futures contracts
Class A Shares                                                          (20,318)        (479,065)
Class B Shares                                                          (28,368)        (622,004)
Class C Shares                                                           (4,031)         (97,800)
Change in net assets resulting from distributions to
shareholders                                                            (52,717)      (1,198,869)
SHARE TRANSACTIONS-
Proceeds from sale of shares                                        810,112,441      316,254,217
Net asset value of shares issued to shareholders in payment
of distributions declared                                                58,240        1,012,743
Cost of shares redeemed                                            (701,511,227)     (76,309,740)
Change in net assets resulting from share transactions              108,659,454      240,957,220
Change in net assets                                                 26,298,374      283,607,536
NET ASSETS:
Beginning of period                                                 344,457,258       60,849,722
End of period (including undistributed net investment income
of $80 at October 31, 1997)                                     $   370,755,632   $  344,457,258

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 28.

                                                                          YEAR ENDED OCTOBER 31,
                                                                     1998           1997       1996
NET ASSET VALUE, BEGINNING OF PERIOD                                $18.75        $14.68     $10.00
INCOME FROM INVESTMENT OPERATIONS
Net operating loss                                                   (0.14)(d)     (0.04)     (0.05)(c)
Net realized and unrealized (loss)/gain on investments and
futures contracts                                                    (3.35)         4.33       4.75
Total from investment operations                                     (3.49)         4.29       4.70
LESS DISTRIBUTIONS
Distributions in excess of net investment income                         -             -      (0.02)
Distributions from net realized gain on investments and
futures contracts                                                    (0.00)*       (0.22)         -
Total distributions                                                  (0.00)*       (0.22)     (0.02)
NET ASSET VALUE, END OF PERIOD                                      $15.26        $18.75     $14.68
TOTAL RETURN(A)                                                     (18.60%)       29.55%     47.06%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                              1.28%         1.44%      1.35%
Net operating loss                                                   (0.82%)       (0.65%)    (0.39%)
Expense waiver/reimbursement(b)                                       0.07%         0.00%      1.70%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                           $142,250      $134,903    $23,242
Portfolio turnover                                                      59%          118%        83%

 * Amounts distributed per share do not round to $0.01.

  (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

  (c) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

  (d) Per share numbers have been calculated using the average shares method, which more appropriately represents the pershare data for the period since the use of the undistributed income method did not accord with results of operations.

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

FINANCIAL HIGHLIGHTS-CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 28.


                                                                         YEAR ENDED OCTOBER 31,
                                                                  1998          1997           1996
NET ASSET VALUE, BEGINNING OF PERIOD                            $18.53         $14.62        $10.00
INCOME FROM INVESTMENT OPERATIONS
Net operating loss                                               (0.28)(d)      (0.09)        (0.16)(c)
Net realized and unrealized (loss)/gain on investments and
futures contracts                                                (3.29)          4.22          4.78
Total from investment operations                                 (3.57)          4.13          4.62
LESS DISTRIBUTIONS
Distributions from net realized gain on investments and
futures contracts                                                (0.00)*        (0.22)            -
NET ASSET VALUE, END OF PERIOD                                  $14.96         $18.53        $14.62
TOTAL RETURN(A)                                                 (19.25%)        28.56%        46.20%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                          2.03%          2.19%         2.10%
Net operating loss                                               (1.57%)        (1.40%)       (1.27%)
Expense waiver/reimbursement(b)                                   0.07%          0.00%         1.70%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                       $195,188       $183,180       $32,112
Portfolio turnover                                                  59%           118%           83%

 * Amounts distributed per share do not round to $0.01.

  (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

  (c) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

  (d) Per share numbers have been calculated using the average shares method, which more appropriately represents the pershare data for the period since the use of the undistributed income method did not accord with results of operations.

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report on page 28.


                                                                        YEAR ENDED OCTOBER 31,
                                                                 1998            1997          1996
NET ASSET VALUE, BEGINNING OF PERIOD                            $18.51         $14.60        $10.00
INCOME FROM INVESTMENT OPERATIONS
Net operating loss                                               (0.27)(d)      (0.10)        (0.16)(c)
Net realized and unrealized (loss)/gain on investments and
futures contracts                                                (3.29)          4.23          4.76
Total from investment operations                                 (3.56)          4.13          4.60
LESS DISTRIBUTIONS
Distributions from net realized gain on investments and
futures contracts                                                (0.00)*        (0.22)             -
NET ASSET VALUE, END OF PERIOD                                  $14.95          $18.51       $14.60
TOTAL RETURN(A)                                                 (19.22%)         28.60%       46.00%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                          2.03%           2.19%        2.10%
Net operating loss                                               (1.57%)         (1.40%)      (1.28%)
Expense waiver/reimbursement(b)                                   0.07%           0.00%        1.70%
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                        $33,318         $26,375       $5,496
Portfolio turnover                                                  59%            118%          83%

 *  Amounts distributed per share do not round to $0.01.

  (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

  (c) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

  (d) Per share numbers have been calculated using the average shares method, which more appropriately represents the pershare data for the period since the use of the undistributed income method did not accord with results of operations.

(See Notes which are an integral part of the Financial Statements)

FEDERATED SMALL CAP STRATEGIES FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1998

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Small Cap Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").
Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.

                  INCREASE (DECREASE)
                     ACCUMULATED
ACCUMULATED NET    DISTRIBUTIONS IN
   REALIZED         EXCESS OF NET
     LOSS          INVESTMENT INCOME   PAID IN CAPITAL
     $320             $4,997,730        $(4,998,050)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At October 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $41,800,279 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES-The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

FUTURES CONTRACTS-The Fund purchases stock index futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. For the period ended October 31, 1998, the Fund had realized gains of $76,023 on future contracts.

Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At October 31, 1998, the Fund had outstanding futures contracts as set forth below:

                        CONTRACTS TO                     UNREALIZED
EXPIRATION DATE       DELIVER/RECEIVE        POSITION   APPRECIATION
December 1998    65 Russell 2000 Futures       Long       $267,455

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:


                                                                                        YEAR ENDED OCTOBER 31,
                                                                          1998                            1997
CLASS A SHARES                                                  SHARES           AMOUNT          SHARES          AMOUNT
Shares sold                                                   37,888,409      673,621,012      8,939,852     $ 152,717,553
Shares issued to shareholders in payment of distributions
declared                                                             765           14,034         22,727           351,365
Shares redeemed                                              (35,758,633)    (637,209,629)    (3,351,598)      (59,328,543)
Net change resulting from Class A Share transactions           2,130,541   $   36,425,417      5,610,981     $  93,740,375

                                                                                        YEAR ENDED OCTOBER 31,
                                                                          1998                            1997
CLASS B SHARES                                                  SHARES           AMOUNT          SHARES           AMOUNT
Shares sold                                                    5,918,299   $  105,138,404      8,333,326     $ 140,776,114
Shares issued to shareholders in
payment of distributions declared                                  2,507           40,446         36,949           568,269
Shares redeemed                                               (2,761,407)     (47,086,005)      (682,324)      (11,279,092)
Net change resulting from Class B Share transactions           3,159,399   $   58,092,845      7,687,951     $ 130,065,291

                                                                                        YEAR ENDED OCTOBER 31,
                                                                          1998                            1997
CLASS C SHARES                                                  SHARES           AMOUNT          SHARES           AMOUNT
Shares sold                                                    1,872,055   $   31,353,025      1,377,339     $  22,760,551
Shares issued to shareholders in
payment of distributions declared                                    208            3,760          6,061            93,109
Shares redeemed                                               (1,068,067)     (17,215,593)      (334,548)       (5,702,106)
Net change resulting from Class C Share transactions             804,196   $   14,141,192      1,048,852     $  17,151,554
Net change resulting from share transactions                   6,094,136   $  108,659,454     14,347,784     $ 240,957,220



4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                            PERCENTAGE OF
                         AVERAGE DAILY NET
SHARE CLASS NAME          ASSETS OF CLASS
Class A Shares                 0.25%
Class B Shares                 0.75%
Class C Shares                 0.75%

For the period ended October 31, 1998, Class A did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES-Organizational expenses of $45,877 were borne initially by FServ. The Fund has reimbursed FServ for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 1998, the Fund expensed $8,687 of organizational expenses.

GENERAL-Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1998, were as follows:

PURCHASES   $ 311,661,624
SALES       $ 223,916,386

6. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of

FEDERATED EQUITY FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Small Cap Strategies Fund (a portfolio of Federated Equity Funds), as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Small Cap Strategies Fund of Federated Equity Funds at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts

December 21, 1998

TRUSTEES

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

William J. Copeland

James E. Dowd, Esq.

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr., Esq.

Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

 [Graphic]

Federated Investors
Federated Securities Corp, Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

Cusip 314172404
Cusip 314172503
Cusip 314172602
G01658-04 (12/98)

[Graphic]


[Graphic]

Federated Capital Appreciation Fund

22nd Annual Report

October 31, 1998

ESTABLISHED 1977

PRESIDENT'S MESSAGE

Dear Fellow Shareholder:

Federated Capital Appreciation Fund was created in 1977, and I am pleased to present its 22nd Annual Report. This report covers the 12-month reporting period from November 1, 1997 through October 31, 1998. It begins with an interview with the fund's portfolio manager, Arthur J. Barry, Vice President of Federated Management. Following his discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's excellent long-term investment performance. Second is a complete listing of the fund's high-quality stock holdings, and third is the publication of the fund's financial statements.

Though this report focuses on the past 12 months, the true measure of the performance potential of stocks, and of Federated Capital Appreciation Fund, is over the long term. I want to remind you of the fund's strong long-term performance record. As of October 31, 1998, the average annual total returns,* based on net asset value, for each share class since inception were:

Class A Shares (January 1, 1977), 14.40% Class B Shares (January 4, 1996), 16.81% Class C Shares (January 4, 1996), 16.78%

After three years of very positive returns, the U.S. stock market faltered in July and August of this year, as the market reacted to concerns over the potential impact of the Asian and Russian economic difficulties. As a result, stocks suffered a broad-based decline. The fund's portfolio of high-quality common stocks-which included well-known names that you will recognize immediately, such as America Online, Inc., American Express Co., Barnes & Noble, Inc., Bristol-Myers Squibb Co., Chase Manhattan Corp., GTE Corp., Intel Corp., Mattel, Inc., PepsiCo, Inc., and Wells Fargo & Co.-produced a positive, yet relatively weak 12-month total return.

 * Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. As of October 31, 1998, the average annual total returns, based on offering price (i.e., less any applicable charge), for each share class since inception were: Class A Shares, 14.11%; Class B Shares, 15.73%; and Class C Shares, 16.78%. Total returns for the one-year period ended October 31, 1998, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 0.38%, 0.09%, and 4.74%, respectively.

Individual share class total return performance for the 12-month period, including realized gains, follows.

                  TOTAL     CAPITAL        NET ASSET
                 RETURN      GAINS         VALUE CHANGE
Class A Shares    6.23%     $2.33    $20.08 to $18.73 = (7%)
Class B Shares    5.20%     $2.33    $20.04 to $18.62 = (7%)
Class C Shares    5.67%     $2.33    $19.95 to $18.61 = (7%)

The annual and semi-annual reports to shareholders remind our investors that stocks are priced daily on various stock exchanges and change daily in price. There have been numerous periods when stock prices have declined and subsequently risen. Periods of price declines have proven to be good buying opportunities, and I recommend that you consider adding to your account.

Thank you for participating in the growth and earnings opportunities of over 100 high-quality U.S. companies. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson

President

December 15, 1998

INVESTMENT REVIEW

[Graphic]

Arthur J. Barry, CFA
Vice President
Federated Management

[Graphic]

AFTER MANY YEARS OF VERY STRONG RETURNS, A HIGHLY VALUED U.S. STOCK MARKET FINALLY SUCCUMBED TO ECONOMIC PROBLEMS OVERSEAS. WHAT IS YOUR REVIEW OF THE MARKET OVER THE 12-MONTH REPORTING PERIOD?

The beginning of the fund's fiscal year was a shaky period for the equity markets. Uncertainty over the growth and stability of many Asian economies roiled our equity market. A "flight to quality" followed that resulted in large-cap stocks outperforming mid-cap and small-cap stocks.*

Then, in the first quarter of 1998, the Standard & Poor's ("S&P") 500 Index** returned 13.90%-historically, a year's worth of returns-with large-cap stocks continuing to outpace the returns of mid-cap and small-cap stocks. The market did not seem to believe that Asia's economic troubles would impact U.S. domiciled companies, or it at least decided to look beyond the Asian impact, thinking it would be a short-term event. The second quarter of 1998 was characterized by another flight to quality as large-cap stocks outperformed smaller-cap stocks. The performance of large-cap stocks, however, was driven by growth stocks, which implied the market was anticipating an economic slowdown.

Late in the fund's fiscal year, the deteriorating international economies landed at our ports with a "thud." The equity market finally capitulated to the plethora of worsening economic news. Over the past few quarters, stocks suffering first were those facing increased foreign-based competition; these stocks were in the Basic Industry, Durable, and Producer Manufacturing sectors. Second, companies that relied on international infrastructure growth suffered like those in machinery and technology. In the third quarter of 1998, nondurable companies faltered as international consumers curtailed consumption of staples. The resulting downturn in our equity markets had shaken consumer confidence and had investors fearing that spending would start to weaken. The deteriorating outlook for the economy led the market to believe that the Federal Reserve Board would need to lower rates. Not until the final few weeks of the year did breadth expand as mid-cap stocks outperformed large-cap stocks.

 * Small cap stocks have historically experienced greater volatility than average.

 ** The S&P 500 Index consists of stocks in industry, transportation, financial and public utility companies. This index is unmanaged, and investments cannot be made in an index.

Over the 12-month reporting period, despite the capitulation of many of the multinationals, large-cap stocks as a group significantly outperformed mid-cap and small-cap stocks. For the 12-month reporting period ended October 31, 1998, the S&P 500 Index returned 21.90%, compared to the 6.57% return of the S&P 400 Index* (mid-caps) and the (11.14%) return of the S&P 600 Small Cap Index.* Growth stocks performed better than value stocks.

[Graphic]

HOW DID FEDERATED CAPITAL APPRECIATION FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?

For the fiscal year ended October 31, 1998, the fund's Class A Shares produced a total return of 6.23%, based on net asset value. The fund's Class B and C Shares delivered total returns of 5.20% and 5.67%, based on net asset value, respectively.** The fund significantly outperformed the 0.86% total return of the Lipper Capital Appreciation Funds Average but did not match the 9.61% return of the Lipper Growth Funds Average for the same period.+

The fund's performance was impacted by its exposure to mid-cap stocks in general and large-cap financial stocks in particular during the difficult third quarter of 1998, when the specter of a global financial crisis sent financial stocks reeling.

 * The S&P 400 Index consists of 400 domestic stocks chosen to represent the liquidity and industry groups of the mid-cap market. The S&P 600 Small Cap Index consists of 600 domestic stocks chosen to represent the liquidity and industry groups of the small-cap market. These indices are unmanaged and investments cannot be made in an index.

 ** Performance quoted is based on net asset value, reflects past performance, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 0.38%, 0.09%, and 4.74%, respectively.

 + Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the categories indicated. These figures do not take sales charges into account.

[Graphic]

WHAT CHANGES HAVE YOU MADE TO THE FUND'S SECTOR WEIGHTINGS AND MARKET CAPITALIZATION?

We became more defensive during the third quarter of 1998. We raised the fund's average yield by increasing our exposure to the Utilities and Energy sectors. Finance was the sector we trimmed the most. We maintained our weighting in the Retail sector, but the composition of the sector changed as we added more conservative stocks like FRED MEYER and SAFEWAY which should see steady demand in an economic downturn. The portfolio ended its fiscal year with 58% of its assets in large-cap stocks and 42% in mid-cap stocks. The fund also had 59% of its assets invested in value stocks.

[Graphic]

WHAT WERE SOME OF THE FUND'S RECENT STOCK PURCHASES?

Our recent purchases included the following:

AMERICA ONLINE, INC. (AOL) (1.31% of net assets)-AOL has a dominant position as an Internet service provider, and this position has allowed AOL to sign-up hundreds of advertisers. In addition, the penetration rate of computers in the home is increasing as computer prices fall. The result should be increased subscribers for AOL.

APPLE COMPUTER, INC. (AAPL) (0.81% of net assets)-AAPL has finally introduced a new product line that is being well received. This line runs the gamut of offerings: the Imac (low price introductory model), the G3 (replaces the Macintosh), and a new Powerbook (a notebook). Last quarter, AAPL showed unit growth for the first time in two years, and the company is reining in operating expenses.

DAL-TILE INTERNATIONAL, INC. (DTL) (0.64% of net assets)-DTL acquired American Olean from Armstrong World three years ago for stock, and the integration was poorly executed. New management has arrived to improve operations. Ceramic tile has shown better than 7% growth in this economic expansion. Armstrong World
(ACK) wanted to acquire Dal-Tile, but was rebuffed by DTL's largest shareholder. Therefore, ACK was selling its position in DTL in a secondary offering, which, in our opinion, undeservedly punished DTL's stock and provided a seemingly good entry point.

MARTIN MARIETTA MATERIALS (MLM) (1.22% of net assets)-This leading supplier of aggregates used in construction should be a defensive holding. Aggregates are supplied from local businesses as they are heavy and thus costly to transport. In addition, with the recent passing of the new highway bill, funds will continue to flow into infrastructure spending. A change in the allocation of funds to states will allow MLM to witness above-industry spending in its territory of the southeastern and north central United States.

USEC, INC. (USU) (1.51% of net assets)-USEC is the privatization of the U.S. government's uranium enrichment processing operations. USEC is trading at a very low price per earnings ratio and offers a 7% yield. It should prove to be a defensive investment and have upside potential if cost savings above those projected can be realized. Additionally, USEC has uranium inventories worth $8 per share above book value.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AND WHAT WERE THE SECTOR WEIGHTINGS AS OF OCTOBER 31, 1998?

NAME                            PERCENTAGE OF
                                 NET ASSETS
MCI Worldcom, Inc.                  1.54%
USEC, Inc.                          1.51%
Tyco International, Ltd.            1.48%
Texas Utilities Co.                 1.44%
Morgan Stanley, Dean Witter Co.     1.43%
Peco Energy Co.                     1.38%
Philip Morris Cos., Inc.            1.34%
Bristol-Myers Squibb Co.            1.32%
America Online, Inc.                1.31%
Smithkline Beecham Corp., ADR       1.28%
   TOTAL                           14.03%
SECTOR                          PERCENTAGE OF    PERCENTAGE OF
                                  NET ASSETS     S&P 500 INDEX
Technology                         15.30%          17.10%
Utilities                          14.40%          11.20%
Finance                            12.10%          15.20%
Consumer Non-Durables              10.40%          10.50%
Health Care                        10.40%          13.00%
Energy/Minerals                     7.30%           7.10%
Retail Trade                        6.80%           5.90%
Services                            6.00%           4.90%
Producer Manufacturing              5.00%           7.10%
Basic Industry                      4.00%           4.00%
Transportation                      1.70%           1.00%
Consumer Durables                   1.40%           3.00%
Other                               5.30%           0.00%


[Graphic]

WHAT IS YOUR OUTLOOK FOR STOCKS AS WE APPROACH THE END OF 1998?

We believe that stocks, buoyed by interest rates, will continue to perform well into the first few months of 1999. We expect breadth to continue to remain strong as valuations on small-cap and mid-cap stocks are very compelling. After that point, earnings may once again haunt the market. An economic slowdown appears to be on the horizon, and the earnings growth rate for many companies should slowdown. The volatility should remain as investors try to determine the course of the economy.

TWO WAYS YOU MAY SEEK TO INVEST FOR SUCCESS IN

FEDERATED CAPITAL APPRECIATION FUND

INITIAL INVESTMENT:

IF YOU MADE AN INITIAL INVESTMENT OF $22,000 IN THE CLASS A SHARES OF FEDERATED CAPITAL APPRECIATION FUND ON 1/31/77, REINVESTED DIVIDENDS AND CAPITAL GAINS, AND DID NOT REDEEM ANY SHARES, YOUR ACCOUNT WOULD HAVE BEEN WORTH $408,766 ON 10/31/98. YOU WOULD HAVE EARNED A 14.38%* AVERAGE ANNUAL TOTAL RETURN FOR THE INVESTMENT LIFE SPAN.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.


As of 9/30/98, the Class A Shares' average annual 1-year, 5-year, and 10-year total returns were (8.27%), 14.09%, and 13.28%, respectively. Class B Shares' average annual 1-year and since inception (1/4/96) total returns were (8.81%) and 13.23%, respectively. Class C Shares' average annual 1-year, and since inception (1/4/96) total returns were (4.59%) and 14.63%, respectively.**

[Graphic representation omitted; see Appendix J.]

 * Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

  Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** The total return stated takes into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1.00% contingent deferred sales charge for Class C Shares.

FEDERATED CAPITAL APPRECIATION FUND

ONE STEP AT A TIME:

$1,000 INITIAL INVESTMENT AND SUBSEQUENT INVESTMENTS OF $1,000 EACH YEAR FOR 21 YEARS (REINVESTING ALL DIVIDENDS AND CAPITAL GAINS) GREW TO $142,745.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Capital Appreciation Fund on 1/31/77, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $22,000, but your account would have reached a total value of $142,745* by 10/31/98. You would have earned an average annual total return of 14.51%.

A practical investment plan helps you pursue long-term performance from growth-oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time.
Put time, money, and compounding to work.

[Graphic representation omitted; see Appendix K.]

 * This chart assumes that the subsequent annual investments are made on the last day of the anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

FEDERATED CAPITAL APPRECIATION FUND

HYPOTHETICAL INVESTOR PROFILE: INVESTING FOR A COLLEGE EDUCATION

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their children. On October 31, 1988, they invested $5,000 in the Class A Shares of Federated
Capital Appreciation Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $82,467. This represents a 14.46% average annual total return. For the Rices, a dedicated program of monthly investments really paid off.

[Graphic representation omitted; see Appendix L.]

  This hypothetical scenario is provided for illustrative purposes only and does
not  represent  the  result  obtained  by  any  particular   shareholder.   Past
performance does not guarantee future results.

FEDERATED CAPITAL APPRECIATION FUND

CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED

CAPITAL APPRECIATION FUND (CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Capital Appreciation Fund (Class A Shares) (the "Fund") from October 31, 1988 to October 31, 1998 compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lipper Growth and Income Funds
Average (LGIFA)++.

[Graphic representation omitted; see Appendix M.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Effective January 1, 1996, the fiscal year end of this fund was changed from December 31 to October 31. Represents a hypothetical investment of $10,000 in the Fund with no sales load. Effective November 14, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

 **  Total return quoted reflects all applicable sales charges.

 + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

 ++ The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

FEDERATED CAPITAL APPRECIATION FUND

CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED

CAPITAL APPRECIATION FUND (CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Capital Appreciation Fund (Class B Shares) (the "Fund") from January 4, 1996 (start of performance) to October 31, 1998 compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lipper Growth and
Income Funds Average (LGIFA)++.

[Graphic representation omitted; see Appendix N.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

 ++ The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

FEDERATED CAPITAL APPRECIATION FUND

CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED

CAPITAL APPRECIATION FUND (CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Capital Appreciation Fund (Class C Shares) (the "Fund") from January 4, 1996 (start of performance) to October 31, 1998, compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lipper Growth and
Income Funds Average (LGIFA)++.

[Graphic representation omitted; see Appendix O.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

 ++ The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

FEDERATED CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998

SHARES                                                                               VALUE
COMMON STOCKS-86.3%
                  BASIC INDUSTRY-4.0%
       76,000     Corn Products International, Inc.                                  $   2,166,000
       18,000     Dekalb Genetics Corp., Class B                                         1,649,250
       53,000     Martin Marietta Materials                                              2,600,313
       39,000     Southdown, Inc.                                                        2,123,063
                    Total                                                                8,538,626
                  CONSUMER DURABLES-1.4%
      154,100  (a)Dal-Tile International, Inc.                                           1,377,269
       47,000     Mattel, Inc.                                                           1,686,125
                    Total                                                                3,063,394
                  CONSUMER NON-DURABLES-8.5%
       65,000  (a)Aurora Foods, Inc.                                                     1,137,500
       20,000     Clorox Co.                                                             2,185,000
       28,000     Dean Foods Co.                                                         1,312,500
       58,300     Dial Corp.                                                             1,606,894
       50,000     Earthgrains Co.                                                        1,500,000
       80,000  (a)International Home Foods, Inc.                                         1,420,000
       56,000     PepsiCo, Inc.                                                          1,890,000
       56,000     Philip Morris Cos., Inc.                                               2,863,000
       52,900     RJR Nabisco Holdings Corp.                                             1,510,956
       57,200  (a)Rayovac Corp.                                                          1,161,875
       17,000  (a)Suiza Foods Corp.                                                        554,625
       20,000  (a)Tommy Hilfiger Corp.                                                     928,750
                    Total                                                               18,071,100
                  ENERGY/MINERALS-7.3%
       29,115     British Petroleum Co. PLC, ADR                                         2,574,858
       50,500     Cooper Cameron Corp.                                                   1,754,875
       44,300     Devon Energy Corp.                                                     1,500,663
       68,200     Halliburton Co.                                                        2,450,938
       28,400     Mobil Corp.                                                            2,149,525
       59,000     Sun Co., Inc.                                                          2,024,438

FEDERATED CAPITAL APPRECIATION FUND

SHARES                                                                               VALUE
COMMON STOCKS-CONTINUED
                  ENERGY/MINERALS-CONTINUED
      220,000  (a)USEC, Inc.  $    3,217,500
                    Total                                                               15,672,797
                  FINANCE-12.1%
       60,000     Ace, Ltd.                                                              2,032,500
       46,000     Allstate Corp.                                                         1,980,875
       16,000     American Express Co.                                                   1,414,000
       27,000     CIGNA Corp.                                                            1,969,313
       26,000     Chase Manhattan Corp.                                                  1,477,125
       46,599     Citigroup, Inc.                                                        2,193,065
       45,000     Conseco, Inc.                                                          1,560,938
       64,300     Equity Office Properties Trust                                         1,543,200
       25,000     Hartford Life, Inc., Class A                                           1,156,250
       47,290     Morgan Stanley, Dean Witter & Co.                                      3,062,028
       48,000     Nationwide Financial Services, Inc., Class A                           1,992,000
       16,000     Progressive Corp., Ohio                                                2,356,000
       52,500  (a)Security Capital Group, Inc.                                             836,719
        6,000     Wells Fargo & Co.                                                      2,220,000
                    Total                                                               25,794,013
                  HEALTH CARE-10.4%
       56,200     American Home Products Corp.                                           2,739,750
       30,000  (a)Amgen, Inc.                                                            2,356,875
       60,000     Astra AB, Class A, ADR                                                   986,250
       40,000     Baxter International, Inc.                                             2,397,500
       47,000     Bergen Brunswig Corp., Class A                                         2,294,188
       25,500     Bristol-Myers Squibb Co.                                               2,819,344
       15,000     Merck & Co., Inc.                                                      2,028,750
       99,000  (a)Oxford Health Plans, Inc.                                              1,169,438
       43,000     Smithkline Beecham Corp., ADR                                          2,741,250
       68,000     Zeneca Group, ADR                                                      2,652,000
                    Total                                                               22,185,345

FEDERATED CAPITAL APPRECIATION FUND

SHARES                                                                               VALUE
COMMON STOCKS-CONTINUED
                  PRODUCER MANUFACTURING-5.0%
       30,000     General Electric Co.                                              $    2,625,000
       61,600     HON Industries, Inc.                                                   1,305,150
       30,400     Parker-Hannifin Corp.                                                  1,086,800
       20,500     Philips Electronics N.V., ADR                                          1,124,938
       21,000     Textron, Inc.                                                          1,561,875
       51,212     Tyco International Ltd.                                                3,171,943
                    Total                                                               10,875,706
                  RETAIL TRADE-5.9%
       41,000     Abercrombie & Fitch Co., Class A                                       1,627,188
       67,500  (a)Barnes & Noble, Inc.                                                   2,202,188
       40,500     Dollar Tree Stores, Inc.                                               1,561,781
       52,000     Home Depot, Inc.                                                       2,262,000
       38,500  (a)Meyer (Fred), Inc.                                                     2,052,531
       37,500  (a)Safeway, Inc.                                                          1,792,969
       44,000  (a)Saks, Inc.                                                             1,001,000
                    Total                                                               12,499,657
                  SERVICES-4.4%
       96,500     Allied Waste Industries, Inc.                                          2,086,813
      131,744     Hollinger International Publishing, Inc., Class A                      1,712,672
       36,000     Jacor Communications, Inc., Class A                                    1,980,000
       17,000     Omnicom Group, Inc.                                                      840,438
      105,000  (a)Republic Services, Inc.                                                2,296,875
       20,000  (a)Young & Rubicam, Inc.                                                    522,500
                    Total                                                                9,439,298
                  TECHNOLOGY-14.3%
       22,000  (a)America Online, Inc.                                                   2,795,375
       46,400  (a)Apple Computer, Inc.                                                   1,722,600
       40,300  (a)Ascend Communications                                                  1,944,475
       35,000  (a)Cisco Systems, Inc.                                                    2,205,000
       23,000     Citrix Systems Inc.                                                    1,630,125
       52,000     DST Systems, Inc.                                                      2,600,000

FEDERATED CAPITAL APPRECIATION FUND

SHARES                                                                               VALUE
COMMON STOCKS-CONTINUED
                  TECHNOLOGY-CONTINUED
       34,000  (a)Dell Computer Corp.                                               $    2,227,000
       33,400  (a)EMC Corp. Mass                                                         2,150,125
       12,000     Intel Corp.                                                            1,070,250
       21,000     Lockheed Martin Corp.                                                  2,338,875
      110,000     Loral Space & Communications                                           2,083,125
       27,000     Lucent Technologies, Inc.                                              2,165,063
       70,000     Mastech Corp.                                                          1,645,000
       25,000     Microsoft Corp.                                                        2,646,875
       23,500  (a)Sun Microsystems, Inc.                                                 1,368,875
                    Total                                                               30,592,763
                  UTILITIES-13.0%
      100,000  (a)Crown Castle International Corp.                                       1,287,500
       36,900     Enron Corp.                                                            1,946,475
       45,000     GTE Corp.                                                              2,640,938
       15,200  (a)Global Crossing Ltd.                                                     437,000
       24,800  (a)IXC Communications, Inc.                                                 961,000
       40,000     K N Energy, Inc.                                                       1,987,500
       59,707  (a)MCI Worldcom, Inc.                                                     3,298,812
       80,000  (a)MetroNet Communications Corp., Class B                                 1,840,000
       60,000     Montana Power Co.                                                      2,598,750
       38,000     Pacific Gateway Exchange, Inc.                                         1,097,250
       76,200     Peco Energy Co.                                                        2,947,988
       94,402  (a)TCI Ventures Group, Class A                                            1,758,237
       65,000  (a)Tele-Communications, Inc., Class A                                     2,738,125
       80,000     Williams Cos., Inc. (The)                                              2,195,000
                    Total                                                               27,734,575
                    TOTAL COMMON STOCKS (IDENTIFIED COST $140,896,396)                 184,467,274

FEDERATED CAPITAL APPRECIATION FUND

 PRINCIPAL
 AMOUNT
 OR SHARES                                                                                VALUE
CORPORATE BONDS-2.5%
                  RETAIL TRADE-0.9%
$   2,650,000     Costco Cos., Inc., Conv. Bond, 8/19/2017                           $   1,879,937
                  SERVICES-0.6%
    1,060,000  (b)Omnicom Group, Inc., Conv. Bond, 2.25%, 1/6/2013                       1,274,650
                  TECHNOLOGY-1.0%
    1,300,000  (b)Solectron Corp., Conv. Bond, 6.00%, 3/1/2006                           2,260,141
                    TOTAL CORPORATE BONDS (IDENTIFIED COST $3,909,176)                   5,414,728
PREFERRED STOCKS-6.0%
                  CONSUMER NON-DURABLES-1.9%
      165,000     Dimon, Inc., Conv. Pfd., $2.01                                         2,227,500
       17,800     Ralston Purina Co., SAILS, $1.08                                         882,213
       32,500  (b)Suiza Foods Corp., Conv. Pfd., $2.75                                   1,092,260
                    Total                                                                4,201,973
                  SERVICES-1.0%
       31,000     Premier Parks, Inc., Conv. Pfd., $4.05                                 1,449,250
       18,500     Snyder Communications, Inc., STRYPES, $1.68                              603,563
                    Total                                                                2,052,813
                  TRANSPORTATION-1.7%
       36,000     CNF Transportation, Inc., Conv. Pfd., Series A, $2.50                  1,818,000
       10,000     Continental Airlines, Inc., Conv. Pfd., $4.25                            844,370
       18,800  (b)Union Pacific Corp., Conv. Pfd., $3.13                                   876,550
                    Total                                                                3,538,920
                  UTILITIES-1.4%
       54,500     Texas Utilities Co., Cumulative PRIDES, $4.63                          3,072,439
                    TOTAL PREFERRED STOCKS (IDENTIFIED COST $13,697,156)                12,866,145

FEDERATED CAPITAL APPRECIATION FUND

PRINCIPAL
AMOUNT                                                                                    VALUE
(C)REPURCHASE AGREEMENT-5.2%
 $ 11,165,000     Westdeutsche Landesbank Girozentrale, 5.42%, dated 10/30/1998
                  due 11/2/1998 (AT AMORTIZED COST)                                  $   11,165,000
                    TOTAL INVESTMENTS (IDENTIFIED COST $169,667,728)(D)              $  213,913,147

  (a)  Non-income producing security.

  (b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1998, these securities amounted to $5,503,601 which represents 2.58% of net assets.

  (c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

  (d) The cost of investments for federal tax purposes amounts to $169,680,252. The net unrealized appreciation of investments on a federal tax basis amounts to $44,232,895 which is comprised of $51,268,321 appreciation and $7,035,426 depreciation at October 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($213,714,544) at October 31, 1998.

The following acronyms are used throughout this portfolio:

ADR -American Depositary Receipt
PLC -Public Limited Company
PRIDES -Preferred Redeemable Increased Dividend Equity Securities
SAILS -Stock Appreciation Income Linked Security
STRYPES -Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
Total investments in securities, at value (identified cost
$169,667,728 and tax cost $169,680,252)                                      $ 213,913,147
Income receivable                                                                  310,549
Receivable for shares sold                                                         385,511
Total assets                                                                   214,609,207
LIABILITIES:
Payable for investments purchased                               $ 601,138
Payable for shares redeemed                                       140,369
Payable to Bank                                                    22,053
Payable for taxes withheld                                         11,964
Accrued expenses                                                  119,139
Total liabilities                                                                  894,663
NET ASSETS for 11,428,742 shares outstanding                                 $ 213,714,544
NET ASSETS CONSIST OF:
Paid in capital                                                              $ 159,993,417
Net unrealized appreciation of investments                                      44,245,419
Accumulated net realized gain on investments                                     9,389,140
Undistributed net investment income                                                 86,568
Total net assets                                                             $ 213,714,544
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION
PROCEEDS PER SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($158,587,470 / 8,467,452
shares outstanding)                                                                 $18.73
Offering Price Per Share (100/94.50 of $18.73)*                                     $19.82
Redemption Proceeds Per Share                                                       $18.73
CLASS B SHARES:
Net Asset Value Per Share ($49,241,849 / 2,645,013
shares outstanding)                                                                 $18.62
Offering Price Per Share                                                            $18.62
Redemption Proceeds Per Share (94.50/100 of $18.62)*                                $17.60
CLASS C SHARES:
Net Asset Value Per Share ($5,885,225 / 316,277 shares
outstanding)                                                                        $18.61
Offering Price Per Share                                                            $18.61
Redemption Proceeds Per Share (99.00/100 of $18.61)*                                $18.42

 *  See "What Do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $20,376)                               $  2,683,788
Interest                                                                                704,637
Total income                                                                          3,388,425
EXPENSES:
Investment advisory fee                                             $ 1,472,640
Administrative personnel and services fee                               185,000
Custodian fees                                                           15,890
Transfer and dividend disbursing agent fees and expenses                207,452
Directors'/Trustees' fees                                                 3,848
Auditing fees                                                            16,191
Legal fees                                                                2,046
Portfolio accounting fees                                                80,061
Distribution services fee-Class B Shares                                277,013
Distribution services fee-Class C Shares                                 34,845
Shareholder services fee-Class A Shares                                 386,927
Shareholder services fee-Class B Shares                                  92,338
Shareholder services fee-Class C Shares                                  11,615
Share registration costs                                                 27,744
Printing and postage                                                     39,820
Insurance premiums                                                        4,500
Taxes                                                                        19
Miscellaneous                                                             3,271
Total expenses                                                        2,861,220
Waivers-
Waiver of investment advisory fee                                  $    (48,251)
Net expenses                                                                          2,812,969
Net investment income                                                                   575,456
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                                      9,739,436
Net change in unrealized depreciation of investments                                 (1,668,574)
Net realized and unrealized gain on investments                                       8,070,862
Change in net assets resulting from operations                                     $  8,646,318

(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                        YEAR ENDED OCTOBER 31,
                                                                      1998               1997
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net investment income                                           $       575,456     $    1,104,101
Net realized gain on investments ($9,401,664 and
$20,327,687, respectively, as computed for federal tax
purposes)                                                             9,739,436         20,317,712
Net change in unrealized appreciation/(depreciation)
of investments                                                       (1,668,574)        18,103,419
Change in net assets resulting from operations                        8,646,318         39,525,232
DISTRIBUTIONS TO SHAREHOLDERS-
Distributions from net investment income
Class A Shares                                                         (930,172)          (745,779)
Class B Shares                                                          (23,332)                -
Class C Shares                                                           (4,448)                -
Distributions from net realized gains on investments
Class A Shares                                                      (17,245,708)        (6,319,819)
Class B Shares                                                       (2,692,221)          (426,677)
Class C Shares                                                         (311,507)           (48,727)
Change in net assets resulting from distributions to
shareholders                                                        (21,207,388)        (7,541,002)
SHARE TRANSACTIONS-
Proceeds from sale of shares                                         97,596,378         35,687,762
Net asset value of shares issued to shareholders in payment
of distributions declared                                             9,343,176          2,769,618
Cost of shares redeemed                                             (53,089,335)       (13,899,390)
Change in net assets resulting from share transactions               53,850,219         24,557,990
Change in net assets                                                 41,289,149         56,542,220
NET ASSETS:
Beginning of period                                                 172,425,395        115,883,175
End of period (including undistributed net
investment income of $86,568 and $439,979, respectively)        $   213,714,544     $  172,425,395


(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)**

Reference is made to the Independent Auditors' Report on page 32.

                                                                                  PERIOD
                                                               YEAR ENDED          ENDED            YEAR ENDED
                                                               OCTOBER 31,      OCTOBER 31,       DECEMBER 31,(A)
                                                             1998    1997         1996(B)          1995        1994
NET ASSET VALUE, BEGINNING OF PERIOD                        $20.08      $16.17       $14.60      $11.47       $11.90
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                         0.09        0.09         0.04        0.18         0.20
Net realized and unrealized gain/(loss) on investments        1.01        4.85         1.89        4.07        (0.24)
Total from investment operations                              1.10        4.94         1.93        4.25        (0.04)
LESS DISTRIBUTIONS
Distributions from net investment income                     (0.12)      (0.11)       (0.03)      (0.18)       (0.19)
Distributions from net realized gain on investments          (2.33)      (0.92)       (0.33)      (0.94)       (0.20)
Total distributions                                          (2.45)      (1.03)       (0.36)      (1.12)       (0.39)
NET ASSET VALUE, END OF PERIOD                              $18.73      $20.08       $16.17      $14.60       $11.47
TOTAL RETURN(C)                                               6.23%      32.10%       13.36%      37.17%       (0.30%)
RATIOS TO AVERAGE NET ASSETS
Expenses                                                      1.29%       1.23%        1.23% *     1.08%        1.15%
Net investment income                                         0.44%       0.85%        0.31% *     1.29%        1.63%
Expense waiver/reimbursement(d)                               0.02%       0.07%        0.27% *     0.15%           -
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                   $158,587    $148,175     $108,804     $98,200      $81,377
Portfolio turnover                                              68%         85%          79%         81%          23%


 * Computed on an annualized basis.

 ** All prior years amounts have been restated for a 6-for-1 stock split effective as of October 29, 1997.

  (a) Amounts presented prior to January 1, 1996 represent results of operations for Federated Exchange Fund, Ltd.

  (b) Reflects operations for the period from January 1, 1996 (start of business) to October 31, 1996.

  (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS-CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)**

Reference is made to the Independent Auditors' Report on page 32.

                                                                                    PERIOD
                                                                 YEAR ENDED          ENDED
                                                                 OCTOBER 31,        OCTOBER 31,
                                                            1998         1997        1996(A)
NET ASSET VALUE, BEGINNING OF PERIOD                       $20.04       $16.12       $14.70
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(net operating loss)                  (0.03)        0.12        (0.04)(b)
Net realized and unrealized gain on investments              0.96         4.72         1.80
Total from investment operations                             0.93         4.84         1.76
LESS DISTRIBUTIONS
Distributions from net investment income                    (0.02)          -         (0.01)
Distributions from net realized gain on investments         (2.33)       (0.92)       (0.33)
Total distributions                                         (2.35)       (0.92)       (0.34)
NET ASSET VALUE, END OF PERIOD                             $18.62       $20.04       $16.12
TOTAL RETURN(C)                                              5.20%       31.65%       12.00%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                     2.04%        1.98%        1.98%*
Net investment income/(net operating loss)                  (0.31% )      0.07%       (0.36%)*
Expense waiver/reimbursement(d)                              0.02%        0.06%        0.27%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                   $49,242      $21,636       $6,369
Portfolio turnover                                             68%          85%          79%


 *  Computed on an annualized basis.

 ** All prior years amounts have been restated for a 6-for-1 stock split effective as of October 29, 1997.

  (a) Reflects operations for the period from January 4, 1996 (date of initial public offering) to October 31, 1996.

  (b) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

  (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)**

Reference is made to the Independent Auditors' Report on page 32.

                                                                                   PERIOD
                                                              YEAR ENDED           ENDED
                                                              OCTOBER 31,         OCTOBER 31,
                                                          1998         1997        1996(A)
NET ASSET VALUE, BEGINNING OF PERIOD                     $19.95       $16.13       $14.70
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(net operating loss)                (0.04)        0.13        (0.04)(b)
Net realized and unrealized gain on investments            1.05         4.61         1.81
Total from investment operations                           1.01         4.74         1.77
LESS DISTRIBUTIONS
Distributions from net investment income                  (0.02)           -        (0.01)
Distributions from net realized gain on investments       (2.33)       (0.92)       (0.33)
Total distributions                                       (2.35)       (0.92)       (0.34)
NET ASSET VALUE, END OF PERIOD                           $18.61       $19.95       $16.13
TOTAL RETURN(C)                                            5.67%       30.90%       12.05%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   2.04%        1.98%        1.98%*
Net investment income/(net operating loss)                (0.31%)       0.08%       (0.37%)*
Expense waiver/reimbursement(d)                            0.02%        0.06%        0.27%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                  $5,885       $2,614         $710
Portfolio turnover                                           68%          85%          79%



 *  Computed on an annualized basis.

 ** All prior years amounts have been restated for a 6-for-1 stock split effective as of October 29, 1997.

  (a) Reflects operations for the period from January 4, 1996 (date of initial public offering) to October 31, 1996.

  (b) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

  (c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FEDERATED CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1998

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

All prior year per share amounts have been restated to reflect the 6- for-1 stock split effective October 29, 1997.

Pursuant to the terms of the merger agreement dated October 10, 1995, shareholders of Federated Exchange Fund, Ltd. agreed to acquire shares of the Fund, effective January 2, 1996. As part of the transaction, 1,121,204 Class A Shares of the Fund were issued in exchange for all the assets of Federated Exchange Fund, Ltd., which amounted to $98,200,258. The shares issued as a result of this transaction represented substantially all of the Fund's outstanding shares as of the transaction date. Due to this, and due to the similarities in investment objectives and policies between the Fund and Federated Exchange Fund, Ltd., the historical performance of Federated Exchange Fund, Ltd. prior to January 2, 1996, has been incorporated into the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").
Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing tax treatments for income. The following reclassifications have been made to the financial statements.

            INCREASE (DECREASE)
UNDISTRIBUTED     ACCUMULATED
NET INVESTMENT    NET REALIZED    PAID-IN
INCOME               GAIN          CAPITAL
    $29,085       $(413,344)      $384,259

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

RESTRICTED SECURITIES-Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

Additional information on each restricted security held at October 31, 1998 is as follows:

SECURITY                                 ACQUISITION    ACQUISITION
                                             DATE           COST
Omnicom Group, Inc., Conv. Bond, 2.25%     12/4/1997   $ 1,060,000
Solectron Corp., Conv. Bond, 6.00%         1/17/1997     1,469,000
Suiza Foods Corp., Conv. Pfd., $2.75       3/19/1998     1,625,000
Union Pacific Corp., Conv. Pfd., $3.13     3/27/1998       940,000


CHANGE IN FISCAL YEAR-The Fund has changed its fiscal year-end from December 31, to October 31, beginning January 2, 1996.

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                                                       OCTOBER 31,
                                                                      1998                                  1997
CLASS A SHARES                                                 SHARES           AMOUNT          SHARES          AMOUNT
Shares sold                                                   3,215,849     $  59,576,047     6,341,131     $  19,684,007
Shares issued to shareholders in payment
of distributions declared                                       366,688         6,503,204        23,951         2,319,203
Shares redeemed                                              (2,493,386)      (46,093,087)     (108,343)      (11,482,142)
Net change resulting from
Class A Share transactions                                    1,089,151     $  19,986,164     6,256,739     $  10,521,068
                                                                                       OCTOBER 31,
                                                                      1998                                  1997
CLASS B SHARES                                                 SHARES           AMOUNT          SHARES          AMOUNT
Shares sold                                                   1,733,696     $  33,737,245     1,030,943     $  14,045,085
Shares issued to shareholders in payment
of distributions declared                                       144,522         2,550,992         4,486           407,033
Shares redeemed                                                (312,900)       (5,988,176)      (21,597)       (1,992,700)
Net change resulting from
Class B Share transactions                                    1,565,318     $  30,300,061     1,013,832     $  12,459,418
                                                                                       OCTOBER 31,
                                                                      1998                                  1997
CLASS C SHARES                                                 SHARES           AMOUNT          SHARES          AMOUNT
Shares sold                                                     224,084     $   4,283,086       126,956     $   1,958,669
Shares issued to shareholders in payment
of distributions declared                                        16,382           288,980           451            43,383
Shares redeemed                                                 (55,205)       (1,008,072)       (3,725)         (424,548)
Net change resulting from
Class C Share transactions                                      185,261     $   3,563,994       123,682     $   1,577,504
Net change resulting from share transactions                  2,839,730     $  53,850,219     7,394,253     $  24,557,990


4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC") the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                   PERCENTAGE OF
                   AVERAGE DAILY
                     NET ASSETS
SHARE CLASS NAME       OF CLASS
Class A Shares           0.25%
Class B Shares           0.75%
Class C Shares           0.75%

For the year ended October 31, 1998, Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL-Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1998, were as follows:

PURCHASES                                $152,762,971
SALES                                    $122,847,650

6. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of

FEDERATED EQUITY FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Appreciation Fund (a portfolio of Federated Equity Funds), as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Capital Appreciation Fund of Federated Equity Funds at October 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
December 21, 1998

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
WWW.FEDERATEDINVESTORS.COM

Cusip 314172701
Cusip 314172800
Cusip 314172883
G01649-04 (12/98)

[Graphic]

[Graphic]

Federated Investors

[Graphic]

Federated Aggressive Growth Fund

2nd Annual Report
October 31, 1998

ESTABLISHED 1996

PRESIDENT'S MESSAGE

Dear Valued Shareholder:

Federated Aggressive Growth Fund was created in 1996, and I am pleased to present its second Annual Report. This report covers the 12-month reporting period from November 1, 1997 through October 31, 1998. It begins with an interview with Keith J. Sabol, Vice President, who co-manages the fund with Aash
M. Shah, Vice President, both of Federated Management. Following their discussion are two additional items of shareholder interest. First is a complete listing of the fund's stock holdings, and second is the publication of the fund's financial statements.

As its name implies, Federated Aggressive Growth Fund offers an aggressive approach to long-term growth. The fund seeks to invest in the securities of companies ranging from small-cap+ to large-cap that display positive growth characteristics. The fund's portfolio includes common stocks representing 12 key business sectors with many names that you will recognize immediately, such as Borders Group, Inc., Compuware Corp., Ethan Allen Interiors, Inc., HBO & Co., and Morgan Stanley, Dean Witter & Co.

Though this report focuses on the past 12 months, the true measure of the performance potential of stocks, and of Federated Aggressive Growth Fund, is over the long term. In fact, prior to the market's recent difficulties, the fund had achieved a strong performance record.

After three years of very positive returns, the U.S. stock market faltered in July and August of this year, as the market reacted to concerns over the potential impact of the Asian and Russian economic difficulties. As a result, stocks-and aggressive growth stocks in particular-suffered a broad-based decline, and the fund's portfolio of growth stocks produced a negative 12-month total return.

 + Small cap stocks have historically experienced greater volatility than average.

Individual share class total return performance, including realized gains, for the 12-month reporting period follows.*

                  TOTAL     CAPITAL            NET ASSET
                 RETURN       GAIN            VALUE CHANGE
Class A Shares  (15.91%)    $0.0032    $13.31 to $11.19 = (15%)
Class B Shares  (16.56%)    $0.0032    $13.27 to $11.07 = (16%)
Class C Shares  (16.49%)    $0.0032    $13.20 to $11.02 = (16%)

In any 5-, 10-, 15-, or 20-year period of investing in stocks, there have been many periods when prices have declined, and these same periods were then followed by periods of very positive investment returns. This recent period of declining stock prices presents a buying opportunity in a number of sectors, including Technology, Finance, and Health Care. In the U.S., we have low inflation, declining interest rates, and small companies' stock prices are depressed, yet their earnings are growing. We are optimistic on the future of equities, thus I would strongly recommend adding to your account on a regular basis.

Thank you for participating in the growth and earnings opportunities of over 100 dynamic U.S. companies. As always, we welcome your comments and suggestions.

Sincerely,

[Graphic]

Glen R. Johnson

President

December 15, 1998

 * Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the one-year period ended October 31, 1998, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (20.51%), (21.15%), and (17.33%), respectively.

INVESTMENT REVIEW

[Graphic]
Keith J. Sabol, CFA
Vice President
Federated Management

[Graphic]

Aash M. Shah, CFA
Vice President
Federated Management

[Graphic]

THE FUND'S FISCAL YEAR WAS AN UNEASY PERIOD FOR STOCKS, WITH PERIODS OF SIGNIFICANT DECLINES FOR SMALL-CAP STOCKS* IN PARTICULAR. WHAT ARE
YOUR COMMENTS?


Southeast Asian woes were the key drivers of the equity slump for most of the year. As in most times when the market perceives crisis conditions, equity returns were generally weak. Large-cap, blue-chip stocks were the top performers.

After a shaky departure from 1997, the new year appeared promising through the first four months of 1998. The prospect that the impact of the Southeast Asian turmoil on earnings would be minor-coupled with indications that there would be a slowing in the U.S. economy sufficient to preclude a rate hike by the Federal Reserve Board-drove an impressive rally as the Standard & Poor's ("S&P") 500 Index** returned 15.10% for the first four months of 1998, and 13.95% in the first quarter of 1998 alone. The S&P 600 Small Cap Index** was strong but slightly behind, returning 11.72% from the beginning of the year through April 30, 1998. Over the same four-month period, the fund's Class A Shares were up 18.12%, based on net asset value.***

The stock market in the second quarter of 1998 was much like the first quarter, which is to say that blue-chip issues dominated. The "flight to quality" continued with the S&P 500 Index up 3.30% while the S&P 600 Small Cap Index suffered a 4.50% loss. Again, breadth was poor. The NASDAQ 100, which comprises the 100 largest companies in the NASDAQ Composite Index,** gained a stunning 9.58%-implying that nearly everything else in the Index finished the quarter in negative territory.

 * Small cap stocks have historically experienced greater volatility than average.

 ** The S&P 500 Index is an index of common stocks in industry, transportation, finance, and public utilities. The S&P 600 Small Cap Index consists of 600 domestic stocks that represent the small-cap stock market. NASDAQ is the National Association of Securities Dealers Automated Quotation System, which lists price information for a broad spectrum of large, medium, and small stocks. These indexes are unmanaged and investments cannot be made in an index.

 *** Performance quoted is based on net asset value, represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. For the four-month period from January 1, 1998 to April 30, 1998, the Class A Shares produced a total return of 11.61%, based on offering price (i.e., less any applicable sales charge).

The third quarter of 1998 was weak for the entire equity market-and one of the worst on record for small-cap stocks. The average small-cap mutual fund tracked by Lipper Analytical Services, Inc.* was down 21.50%, the S&P 600 Small Cap Index was down 21.10%, and the Russell 2000 Small Cap Index+ was down 20.50%.

Overall, for the 12-month reporting period ended October 31, 1998, the S&P 500 Index (large-cap stocks) returned 21.90% and the NASDAQ Composite Index (an index dominated by large technology stocks) was up 11.16%. For the same period, the S&P 400 Index+ (mid-cap stocks) returned 6.57% and the S&P 600 Small Cap Index (small-cap stocks) recorded a negative return of (11.14%).

[Graphic]

WHILE IT WAS A DIFFICULT YEAR FOR SMALL-CAP STOCKS-AND A YEAR IN WHICH POSITIVE PERFORMANCE WAS CONCENTRATED AMONG LARGE, BLUE-CHIP STOCKS-DO CURRENT VALUATIONS HAVE POSITIVE IMPLICATIONS FOR THE FUTURE?


Yes. Despite the challenging market we have faced year-to-date, we continue to be enthusiastic about the long-term prospects of Federated Aggressive Growth Fund. Several indications suggest that the small-cap market may be near the bottom. First, the cumulative underperformance of small-cap stocks relative to large-cap stocks has surpassed levels reached from the peak of the summer of 1988 through the trough of the 1990 recession. In fact, we have just lived through one of the worst small-cap bear markets since 1929. To add some color on this point, consider that as of the end of the third quarter of 1998, 60% of technology stocks had declined at least 50% from their preceding 12- month highs. Additionally, nearly half of all technology stocks have underperformed the S&P 500 Index by at least 50% since October 10, 1997.

 * Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. These figures do not take sales charges into account.

 + The Russell 2000 Small Cap Index is a broadly diversified index consisting of approximately 2,000 small-capitalization common stocks that can be used to compare the total returns of funds whose portfolios are invested primarily in small-capitalization common stocks. The S&P 400 Index consists of 400 domestic stocks chosen to represent the industry groups of the mid-cap market. These indexes are unmanaged and investments cannot be made in an index.

Consequently, valuations have become compelling. Small-cap stocks recently traded at discounts to their 1990 recession lows relative to large-cap stocks. Recent interest rate cuts by the Federal Reserve Board bode well for the future. Small-cap stocks have outperformed large-cap stocks in 8 of 10 one-year periods following initial rate cuts since 1954. The bottom line: emerging growth stocks appear cheap, and the Federal Reserve Board is lending a helping hand. This is an ideal opportunity for investors who are underexposed to this asset class to increase their exposure. (In simple words-it is a buying opportunity for investors.)

[Graphic]

HOW DID FEDERATED AGGRESSIVE GROWTH FUND PERFORM OVER THE 12-MONTH REPORTING PERIOD?


The fund's total return reflected the market's difficulties-and in particular the underperformance of small-cap growth stocks. For the fiscal year ended October 31, 1998, the fund's total returns were (15.91%) for Class A Shares, (16.56%) for Class B Shares, and (16.49%) for Class C Shares, based on net asset value.+

[Graphic]

IN LIGHT OF MARKET CONDITIONS, WHAT IS YOUR CURRENT STRATEGIC FOCUS?


We continue to believe that earnings growth, earnings expectations, and earnings surprises are the key drivers of stock price performance. Therefore, we will continue to apply a quantitative "front-end" analysis that focuses on these key drivers. As we discussed, from a fundamental standpoint, valuations are significantly more appealing within the small-cap portion of the market. The fund is currently overweighted versus the S&P 500 Index in the Technology and Services sectors, and underweighted in the Consumer Non-Durables and Utilities sectors.

 + Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were (20.51%), (21.15%), and (17.33%), respectively.

[Graphic]

WHAT WERE THE FUND'S TOP 10 HOLDINGS AND WHAT WERE THE SECTOR WEIGHTINGS AS OF OCTOBER 31, 1998?


                                     PERCENTAGE OF
NAME                                   NET ASSETS
Mobius Management Systems, Inc.           1.44%
Applied Materials, Inc.                   1.42%
Dupont Photomasks, Inc.                   1.42%
Micromuse, Inc.                           1.40%
Aspect Development, Inc.                  1.34%
Apex PC Solutions, Inc                    1.34%
Micrel, Inc.                              1.34%
ABR Information Services, Inc.            1.34%
The First Years, Inc.                     1.32%
Vitesse Semiconductor Corp.               1.30%
    TOTAL                                13.66%

                                     PERCENTAGE OF     PERCENTAGE OF
SECTOR                                 NET ASSETS      S&P 500 INDEX
Technology                               44.40%           17.10%
Services                                 12.10%            4.90%
Energy/Minerals                           8.00%            7.10%
Retail Trade                              7.60%            5.90%
Finance                                   6.10%           15.30%
Health Care                               5.50%           13.00%
Consumer Durables                         5.10%            3.00%
Producer Manufacturing                    4.90%            7.00%
Consumer Non-Durables                     1.90%           10.50%
Basic Industry                            1.00%            4.00%
Transportation                            1.30%            1.00%
Utilities                                 0.60%           11.20%

[Graphic]
WHAT WERE SOME OF THE FUND'S RECENT PORTFOLIO ADDITIONS?


As of October 31, 1998, the Fund's portfolio included the following:

FLEXTRONICS INTL. LTD. (FLEX) (1.10% of net assets)-We believe FLEX is well-positioned to benefit from the strong secular trend toward outsourcing, serving the communications, computer consumer electronics, and medical device industries. FLEX's earnings increased 50% last year.

As of November 30, 1998, the following securities were included in the Fund's portfolio:

CURATIVE HEALTH SERVICES (CURE) (1.09% of net assets)-Curative manages a nationwide network of 152 "Wound Care Centers" and is expected to grow earnings at approximately 30% per year for the next several years following the growth of 40% last year. Curative has a good record opening new centers and has generated approximately 10% comparable unit revenue growth.

THERAGENICS CORP. (TGX) (1.03% of net assets)-Theragenics produces and markets "TheraSeeds," an implantable radiation device used in the treatment of prostate cancer. Revenue growth at Theragenics has been trending at 73% per year and last year's earnings more than doubled from prior year levels. We believe that the company can grow earnings at a 40% rate.

[Graphic]

AS WE LEAVE A DIFFICULT PERIOD, ARE YOU OPTIMISTIC ABOUT 1999?

Yes. We have seen a severe blood letting, but that has created many interesting buying opportunities, and we are encouraged by the number of attractive investment candidates we are finding. Looking ahead, Pacific Rim financial difficulties are likely to remain the key drivers of the markets, at least through early 1999.

FEDERATED AGGRESSIVE GROWTH FUND

CLASS A SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED AGGRESSIVE GROWTH FUND
(CLASS A SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Aggressive Growth Fund (Class A Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 1998, compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lipper Capital Appreciation Fund Index (LCAFI).+

[Graphic representation omitted; see Appendix P.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LCAFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ** Total return quoted reflects all applicable sales charges.

 + The S&P 500 and the LCAFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED AGGRESSIVE GROWTH FUND

CLASS B SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED AGGRESSIVE GROWTH FUND
(CLASS B SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Aggressive Growth Fund (Class B Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 1998, compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lipper Capital
Appreciation Fund Index (LCAFI).+

[Graphic representation omitted; see Appendix Q.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 4.75% on any redemption less than two years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LCAFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 and the LCAFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED AGGRESSIVE GROWTH FUND

CLASS C SHARES

GROWTH OF $10,000 INVESTED IN FEDERATED AGGRESSIVE GROWTH FUND
(CLASS C SHARES)

The graph below illustrates the hypothetical investment of $10,000* in Federated Aggressive Growth Fund (Class C Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 1998, compared to the Standard and Poor's 500 Index (S&P 500)+ and the Lipper Capital
Appreciation Fund Index (LCAFI).+

[Graphic representation omitted; see Appendix R.]

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

 * Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LCAFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

 ** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 and the LCAFI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indices are unmanaged.

FEDERATED AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS

OCTOBER 31, 1998


SHARES                                                                   VALUE
COMMON STOCKS-98.4%
                BASIC INDUSTRY-1.0%
     5,000      Southdown, Inc.                                       $    272,188
                CONSUMER DURABLES-5.1%
    17,400      D. R. Horton, Inc.                                         276,225
     8,100      Ethan Allen Interiors, Inc.                                278,438
    24,800  (a) Fairfield Communities, Inc.                                243,350
    13,800      Lennar Corp.                                               279,450
    23,700      The First Years, Inc.                                      373,275
                Total                                                    1,450,738
                CONSUMER NON-DURABLES-1.9%
     9,000      IBP, Inc.                                                  243,563
    13,000  (a) Twinlab Corp.                                              288,438
                Total                                                      532,001
                ENERGY/MINERALS-8.0%
    11,400  (a) BJ Services Co.                                            232,988
    15,000  (a) Cal Dive International, Inc.                               320,625
     9,600  (a) Cliffs Drilling Co.                                        219,600
     5,800  (a) Cooper Cameron Corp.                                       201,550
    13,900      ENSCO International, Inc.                                  186,781
     7,700  (a) Friede Goldman International, Inc.                         128,975
    20,500  (a) Key Energy Group, Inc.                                     203,719
     9,400  (a) Pool Energy Services Co.                                   125,431
    24,000  (a) Stolt Comex Seaway, S.A.                                   306,000
    15,800  (a) UTI Energy Corp.                                           141,213
    18,000  (a)  Varco International, Inc.                                 194,625
                Total                                                    2,261,507
                FINANCE-6.1%
     5,775      Amsouth Bancorporation                                     231,361
    26,000  (a) Century Business Services, Inc.                            362,375
     5,500      Everest Re Holdings, Inc.                                  189,406
     7,000  (a) HealthCare Financial Partners, Inc.                        214,375

FEDERATED AGGRESSIVE GROWTH FUND

SHARES                                                                   VALUE
COMMON STOCKS-CONTINUED
                FINANCE-CONTINUED
     3,100      Morgan Stanley, Dean Witter & Co.                     $    200,725
    17,100  (a) Sunterra Corp.                                             162,450
    13,300  (a) United Rentals, Inc.                                       357,438
                Total                                                    1,718,130
                HEALTH CARE-5.5%
     6,200  (a) Agouron Pharmaceuticals, Inc.                              240,250
     8,600  (a) Arterial Vascular Engineering, Inc.                        264,450
    11,600      HBO & Co.                                                  304,500
     6,000  (a) Medicis Pharmaceutical Corp., Class A                      300,750
    10,900  (a) Osteotech, Inc.                                            274,544
     8,400  (a) Safeskin Corp.                                             185,850
                Total                                                    1,570,344
                PRODUCER MANUFACTURING-4.9%
    11,000  (a) AFC Cable Systems, Inc.                                    270,875
     3,800  (a) Lexmark Intl. Group, Class A                               265,763
    25,600  (a) Metals USA, Inc.                                           254,400
    12,000      Miller Herman, Inc.                                        264,750
    15,500  (a) Terex Corp.                                                337,125
                Total                                                    1,392,913
                RETAIL TRADE-7.6%
     6,500  (a) Abercrombie & Fitch Co., Class A                           257,969
     8,900  (a) Blue Rhino Corp.                                           109,025
     9,600  (a) Borders Group, Inc.                                        243,600
    14,550  (a) Buckle, Inc.                                               263,719
    12,000  (a) Insight Enterprises, Inc.                                  348,000
    13,750  (a) Mens Wearhouse, Inc.                                       333,438
    12,175  (a) Pacific Sunwear of California                              263,284
    19,200  (a) Party City Corp.                                           326,400
                Total                                                    2,145,435

FEDERATED AGGRESSIVE GROWTH FUND

SHARES                                                                   VALUE
COMMON STOCKS-CONTINUED
                SERVICES-12.1%
    20,000  (a)  ABR Information Services, Inc.                       $    377,500
    13,600  (a)  Analytical Surveys, Inc.                                  336,600
     8,000  (a)  AnswerThink Consulting Group, Inc.                        154,500
    10,205      CKE Restaurants, Inc.                                      268,519
    12,500  (a)  Career Education Corp.                                    306,250
     6,600  (a)  Consolidated Graphics, Inc.                               313,088
    17,300  (a)  CulturalAccessWorldwide, Inc.                             147,050
    16,700  (a)  Gulf Island Fabrication, Inc.                             240,063
    19,200  (a)  Mail-Well, Inc.                                           250,800
     7,500      Metris Cos., Inc.                                          246,563
     8,000  (a)  ProBusiness Services, Inc.                                292,500
     8,100  (a)  Snyder Communications, Inc.                               289,069
     7,300  (a)  Weatherford International, Inc.                           198,469
                Total                                                    3,420,971
                TECHNOLOGY-44.4%
    16,200  (a)  24/7 Media, Inc.                                          185,288
    13,200  (a)  ARIS Corp.                                                207,900
    15,200  (a)  AVT Corp.                                                 332,500
    14,500  (a)  Apex PC Solutions, Inc.                                   378,813
    11,600  (a)  Applied Materials, Inc.                                   402,375
    15,000  (a)  Aspec Technology, Inc.                                     30,938
    12,000  (a)  Aspect Development, Inc.                                  379,125
    12,100  (a)  Atlantic Data Services, Inc.                              252,588
     4,800  (a)  BMC Software, Inc.                                        230,700
    23,600  (a)  Brightpoint, Inc.                                         289,100
     9,100  (a)  CBT Group PLC, ADR                                        108,631
    14,700  (a)  Check Point Software Technologies Ltd.                    334,425
    14,500  (a)  Ciber, Inc.                                               284,563
     4,300  (a)  Citrix Systems Inc.                                       304,763
    14,000  (a)  Cognizant Technology Solutions Corp., Class A             312,375
    14,000  (a)  Complete Business Solutions, Inc.                         332,500

FEDERATED AGGRESSIVE GROWTH FUND

SHARES                                                                   VALUE
COMMON STOCKS-CONTINUED
                TECHNOLOGY-CONTINUED
    11,600  (a)  Computer Horizons Corp.                              $    266,800
     5,000  (a)  Compuware Corp.                                           270,938
     5,900  (a)  Comverse Technology, Inc.                                 271,400
    17,800  (a)  Credence Systems Corp.                                    264,775
    22,900  (a)  Cymer, Inc.                                               280,525
    25,000  (a)  DSP Communications, Inc.                                  245,313
    19,800  (a)  DSP Group, Inc.                                           316,800
    24,000  (a)  Diamond Technology Partners, Class A                      309,000
    11,100  (a)  Dupont Photomasks, Inc.                                   402,375
     6,000  (a)  Flextronics International Ltd.                            311,625
    13,000  (a)  Information Management Resources                          305,500
     7,300  (a)  Jabil Circuit, Inc.                                       338,081
     7,700  (a)  Keane, Inc.                                               256,025
    12,200  (a)  Level One Communications, Inc.                            321,013
    13,100  (a)  Mastech Corp.                                             307,850
    11,500  (a)  Micrel, Inc.                                              378,063
    23,200  (a)  Micromuse, Inc.                                           395,850
     8,100  (a)  Mindspring Enterprises, Inc.                              321,469
    35,000  (a)  Mobius Management Systems, Inc.                           406,875
    21,500  (a)  NeoMagic Corp.                                            360,125
     8,900  (a)  Orbotech, Ltd.                                            311,500
     9,100  (a)  Pilot Network Services, Inc.                               55,738
     8,200  (a)  Sanmina Corp.                                             336,200
    13,500  (a)  Saville Systems Ireland PLC, ADR                          227,813
     8,100  (a)  Veeco Instruments, Inc.                                   240,457
    11,400  (a)  Vitesse Semiconductor Corp.                               367,650
    19,700  (a)  Xylan Corp.  315,200
                Total                                                   12,551,544

FEDERATED AGGRESSIVE GROWTH FUND

SHARES OR
PRINCIPAL
AMOUNT                                                                   VALUE
COMMON STOCKS-CONTINUED
                TRANSPORTATION-1.2%
    13,500      SkyWest, Inc.                                         $    344,250
                UTILITIES-0.6%
    10,000  (a)  IDT Corp.                                                 166,250
                TOTAL COMMON STOCKS (IDENTIFIED COST $29,226,427)       27,826,271
(B)REPURCHASE AGREEMENT-0.4%
$  115,000      Westdeutsche Landesbank Girozentrale, 5.42%,
                dated 10/30/1998, due 11/2/1998 (AT AMORTIZED COST)        115,000
                TOTAL INVESTMENTS (IDENTIFIED COST $29,341,427)(C)   $  27,941,271


  (a)  Non-income producing security.

  (b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

  (c) The cost of investments for federal tax purposes amounts to $29,506,839. The net unrealized depreciation of investments on a federal tax basis amounts to $(1,565,568) which is comprised of $3,331,039 appreciation and $4,896,607 depreciation at October 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($28,276,128) at October 31, 1998.

The following acronyms are used throughout this portfolio:

ADR -American Depositary Receipt
PLC -Public Limited Company


(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998

ASSETS:
Total investments in securities, at value (identified cost
$29,341,427 and tax cost $29,506,839)                                      $ 27,941,271
Cash                                                                             17,694
Income receivable                                                                 1,343
Receivable for investments sold                                                 176,790
Receivable for shares sold                                                      163,101
Deferred organizational costs                                                    10,456
Total assets                                                                 28,310,655
LIABILITIES:
Payable for shares redeemed                                     $ 27,506
Accrued expenses                                                   7,021
Total liabilities                                                                34,527
NET ASSETS for 2,548,509 shares outstanding                                $ 28,276,128
NET ASSETS CONSIST OF:
Paid in capital                                                            $ 32,433,203
Net unrealized depreciation of investments                                   (1,400,156)
Accumulated net realized loss on investments and futures
contracts                                                                    (2,756,919)
Total net assets                                                           $ 28,276,128
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PROCEEDS PER
SHARE:
CLASS A SHARES:
Net Asset Value Per Share ($7,549,300 / 674,695 shares
outstanding)                                                                     $11.19
Offering Price Per Share (100/94.50 of $11.19)*                                  $11.84
Redemption Proceeds Per Share                                                    $11.19
CLASS B SHARES:
Net Asset Value Per Share ($17,782,692 / 1,606,589 shares
outstanding)                                                                     $11.07
Offering Price Per Share                                                         $11.07
Redemption Proceeds Per Share (94.50/100 of $11.07)*                             $10.46
CLASS C SHARES:
Net Asset Value Per Share ($2,944,136 / 267,225 shares
outstanding)                                                                     $11.02
Offering Price Per Share                                                         $11.02
Redemption Proceeds Per Share (99.00/100 of $11.02)*                             $10.91



 * See "What Do Shares Cost?" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1998


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $360)                                       $      29,551
Interest                                                                                       12,874
Total income                                                                                   42,425
EXPENSES:
Investment advisory fee                                                   $  231,244
Administrative personnel and services fee                                    185,000
Custodian fees                                                                 8,911
Transfer and dividend disbursing agent fees and expenses                      70,638
Directors'/Trustees' fees                                                      2,802
Auditing fees                                                                 10,081
Legal fees                                                                     2,820
Portfolio accounting fees                                                     64,692
Distribution services fee-Class B Shares                                     108,112
Distribution services fee-Class C Shares                                      15,277
Shareholder services fee-Class A Shares                                       16,669
Shareholder services fee-Class B Shares                                       36,037
Shareholder services fee-Class C Shares                                        5,092
Share registration costs                                                      42,675
Printing and postage                                                          22,633
Insurance premiums                                                             4,967
Taxes                                                                             92
Miscellaneous                                                                  8,928
Total expenses                                                               836,670
Waivers and reimbursements-
Waiver of investment advisory fee                          $  (220,807)
Reimbursement of other operating expenses                      (86,758)
Total waivers and reimbursements                                            (307,565)
Net expenses                                                                                  529,105
Net operating loss                                                                           (486,680)
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
FUTURES CONTRACTS:
Net realized loss on investments and futures contracts                                     (2,756,919)
Net change in unrealized depreciation of investments                                       (2,744,645)
Net realized and unrealized loss on investments and
futures contracts                                                                          (5,501,564)
Change in net assets resulting from operations                                          $  (5,988,244)


(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS


                                                                 YEAR ENDED     PERIOD ENDED
                                                                 OCTOBER 31,     OCTOBER 31,
                                                                    1998           1997(A)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS-
Net operating loss                                             $     (486,680)  $    (67,586)
Net realized (loss)/gain on investments and futures
contracts (($2,591,507) and $72,836, respectively, as
computed for federal tax purposes)                                 (2,756,919)        72,836
Net change in unrealized appreciation/(depreciation) of
investments                                                        (2,744,645)     1,344,489
Change in net assets resulting from operations                     (5,988,244)     1,349,739
DISTRIBUTIONS TO SHAREHOLDERS-
Distributions in excess of net investment income
Class A Shares                                                              -         (1,722)
Class B Shares                                                              -           (165)
Class C Shares                                                              -            (43)
Distributions from net realized gains on investments and
futures contracts
Class A Shares                                                         (1,113)             -
Class B Shares                                                         (1,978)             -
Class C Shares                                                           (293)             -
Change in net assets resulting from distributions
to shareholders                                                        (3,384)         (1,930)
SHARE TRANSACTIONS-
Proceeds from sale of shares                                       42,004,648      15,270,771
Net asset value of shares issued to shareholders in payment
of distributions declared                                               2,778             391
Cost of shares redeemed                                           (20,028,392)     (4,330,249)
Change in net assets resulting from share transactions             21,979,034      10,940,913
Change in net assets                                               15,987,406      12,288,722
NET ASSETS:
Beginning of period                                                12,288,722                -
End of period                                                  $   28,276,128     $ 12,288,722



  (a) For the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS-CLASS A SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' report on Page 28.

                                                                YEAR ENDED     PERIOD ENDED
                                                                 OCTOBER 31,     OCTOBER 31,
                                                                   1998            1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                               $13.31          $10.00
INCOME FROM INVESTMENT OPERATIONS
Net operating loss                                                  (0.20)(d)       (0.05)
Net realized and unrealized (loss)/gain on investments and
futures contracts                                                   (1.92)           3.37
Total from investment operations                                    (2.12)           3.32
LESS DISTRIBUTIONS
Distributions in excess of net investment income                        -           (0.01)
Distributions from net realized gain on investments and
futures contracts                                                   (0.00)**            -
Total distributions                                                 (0.00)**        (0.01)
NET ASSET VALUE, END OF PERIOD                                     $11.19          $13.31
TOTAL RETURN(B)                                                    (15.91%)         33.21%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                             1.76%           1.74%*
Net operating loss                                                  (1.56%)         (0.96% )*
Expense waiver/reimbursement(c)                                      1.36%           8.97%*
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                            $7,549          $4,148
Portfolio turnover                                                     91%             97%



 * Computed on an annualized basis.

 ** Amounts distributed per share do not round to $0.01.

  (a) Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

  (d) Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS-CLASS B SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' report on Page 28.

                                                                YEAR ENDED     PERIOD ENDED
                                                                 OCTOBER 31,     OCTOBER 31,
                                                                   1998            1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                             $13.27            $10.00
INCOME FROM INVESTMENT OPERATIONS
Net operating loss                                                (0.30)(d)         (0.08)
Net realized and unrealized (loss)/gain on investments and
futures contracts                                                 (1.90)             3.35
Total from investment operations                                  (2.20)             3.27
LESS DISTRIBUTIONS
Distributions in excess of net investment income                      -             (0.00) **
Distributions from net realized gain on investments and
futures contracts                                                 (0.00) **             -
Total distributions                                               (0.00) **         (0.00) **
NET ASSET VALUE, END OF PERIOD                                   $11.07            $13.27
TOTAL RETURN(B)  (16.56% )  32.75%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                           2.51%             2.51% *
Net operating loss                                                (2.33% )          (1.96% )*
Expense waiver/reimbursement(c)                                    1.32%             7.25% *
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                         $17,783            $7,184
Portfolio turnover                                                   91%               97%



 * Computed on an annualized basis.

 ** Amounts distributed per share do not round to $0.01.

  (a) Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

  (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

  (d) Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS-CLASS C SHARES

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' report on Page 28.

                                                                YEAR ENDED     PERIOD ENDED
                                                                 OCTOBER 31,     OCTOBER 31,
                                                                   1998            1997(A)
NET ASSET VALUE, BEGINNING OF PERIOD                             $13.20            $10.00
INCOME FROM INVESTMENT OPERATIONS
Net operating loss                                                (0.29) (d)        (0.06)
Net realized and unrealized (loss)/gain on investments and
futures contracts                                                 (1.89)             3.26
Total from investment operations                                  (2.18)             3.20
LESS DISTRIBUTIONS
Distributions in excess of net investment income                      -             (0.00) **
Distributions from net realized gain on investments and
futures contracts                                                 (0.00) **             -
Total distributions                                               (0.00) **         (0.00) **
NET ASSET VALUE, END OF PERIOD                                   $11.02            $13.20
TOTAL RETURN(B)                                                  (16.49% )          32.04%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                           2.51%             2.53% *
Net operating loss                                                (2.32% )          (1.95% )*
Expense waiver/reimbursement(c)                                    1.32%             7.23% *
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                          $2,944              $957
Portfolio turnover                                                   91%               97%



 * Computed on an annualized basis.

 ** Amounts distributed per share do not round to $0.01.

  (a) Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

  (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

  (d) Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

(See Notes which are an integral part of the Financial Statements)

FEDERATED AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1998

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-ended management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Aggressive Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide appreciation of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS-Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS-It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees").
Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS-Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend Income and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.

                   INCREASE (DECREASE)
ACCUMULATED DISTRIBUTIONS
    IN EXCESS OF             ACCUMULATED         PAID IN
NET INVESTMENT INCOME      NET REALIZED        LOSS CAPITAL
       $488,610                 $(1,866)        $(486,744)

Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

FEDERAL TAXES-It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At October 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $2,591,507, which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2006.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS-The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

DEFERRED EXPENSES-The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

USE OF ESTIMATES-The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses, and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER-Investment transactions are accounted for on the trade date.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:


                                                                      YEAR ENDED                    PERIOD ENDED
                                                                  OCTOBER 31, 1998               OCTOBER 31, 1997(A)
CLASS A SHARES                                                 SHARES            AMOUNT        SHARES           AMOUNT
Shares sold                                                   1,555,844     $  19,799,352      656,969     $  7,390,752
Shares issued to shareholders in payment of distributions
declared                                                             77               997           19              184
Shares redeemed                                              (1,192,806)      (14,847,728)    (345,408)      (3,685,007)
Net change resulting from Class A Share transactions            363,115     $   4,952,621      311,580     $  3,705,929
                                                                      YEAR ENDED                    PERIOD ENDED
                                                                  OCTOBER 31, 1998               OCTOBER 31, 1997(A)
CLASS B SHARES                                                 SHARES            AMOUNT        SHARES           AMOUNT
Shares sold                                                   1,432,908     $  18,824,917      582,846     $  6,793,396
Shares issued to shareholders in payment of distributions
declared                                                            138             1,781           17              164
Shares redeemed                                                (367,697)       (4,278,757)     (41,623)        (458,090)
Net change resulting from Class B Share transactions          1,065,349     $  14,547,941      541,240     $  6,335,470
                                                                      YEAR ENDED                    PERIOD ENDED
                                                                  OCTOBER 31, 1998               OCTOBER 31, 1997(A)
CLASS C SHARES                                                 SHARES            AMOUNT        SHARES           AMOUNT
Shares sold                                                     264,256     $   3,380,379       89,902     $  1,086,623
Shares issued to shareholders in payment of distributions
declared                                                              -                 -            4               43
Shares redeemed                                                 (69,542)         (901,907)     (17,395)        (187,152)
Net change resulting from Class C Share transactions            194,714     $   2,478,472       72,511     $    899,514
Net change resulting from share transactions                  1,623,178     $  21,979,034      925,331     $ 10,940,913


  (a) For the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE-Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE-Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE-The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                     PERCENTAGE OF AVERAGE DAILY
SHARE CLASS NAME         NET ASSETS OF CLASS
Class A Shares                  0.25%
Class B Shares                  0.75%
Class C Shares                  0.75%


For the period ended October 31, 1998, the Class A Shares did not incur a 12b-1 fee.

SHAREHOLDER SERVICES FEE-Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES-FServ, through its subsidiary, FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES-FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES-Organizational expenses of $13,912 were borne initially by the Adviser. The Fund has reimbursed the Adviser for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date. For the year ended October 31, 1998, the Fund expensed $3,456 of organizational expenses.

GENERAL-Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1998, were as follows:

PURCHASES   $42,198,922
SALES       $20,447,702


6. YEAR 2000 (UNAUDITED)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

TO THE TRUSTEES AND SHAREHOLDERS OF
FEDERATED EQUITY FUNDS

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Aggressive Growth Fund (a portfolio of Federated Equity Funds), as of October 31, 1998, the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for the year then ended and for the period from November 25, 1996 to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Aggressive Growth Fund of Federated Equity Funds at October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from November 25, 1996 to October 31, 1997, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Boston, Massachusetts
December 21, 1998

TRUSTEES

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
Nicholas P. Constantakis
William J. Copeland
James E. Dowd, Esq.
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr., Esq.
Peter E. Madden
John E. Murray, Jr., J.D., S.J.D.
Wesley W. Posvar
Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

Matthew S. Hardin
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]

Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Cusip 314172875
Cusip 314172867
Cusip 314172859
G02072-03 (12/98)

[Graphic]


                                    Appendix


A. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects the computation periods from 8/31/84 to 10/31/98. The "y" axis is measured in increments of $20,000 ranging from $0 to $140,000 and indicates that the ending value of a hypothetical initial investment of $15,000 in Federated Growth Strategies Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $107,358 on 10/31/98.

B. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/31/84 to 10/31/98. The "y" axis is measured in increments of $20,000 ranging from $0 to $60,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and subsequent yearly investments of $1,000 over 14 years, assuming the reinvestment of capital gains and dividends, in Federated Growth Strategies Fund's Class A Shares would have grown to $41,709 on 10/31/98.

C. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/31/88 to 10/31/98. The "y" axis is measured in increments of $20,000 ranging from $0 to $100,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in Federated Growth Strategies Fund's Class A Shares would have grown to $72,447 on 10/31/98.

D. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Growth Strategies Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Growth Fund Index (the "LGFI") is represented by a broken/dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500 and the LGFI. The "x" axis reflects computation periods from 10/31/88 to 10/31/98. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the S&P 500 and the LGFI. The ending values were $35,558, $51,629, and $41,019, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year, five-year and ten-year periods ended 10/31/98 and from the Fund's start of performance (8/23/84) to 10/31/98. The total returns were (11.30%), 11.98%, 12.88%, and 14.87%, respectively.

E. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Growth Strategies Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Growth Fund Index (the "LGFI") is represented by a broken/dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the S&P 500 and the LGFI. The "x" axis reflects computation periods from 8/16/95 to 10/31/98. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the S&P 500 and the LGFI. The ending values were $15,511, $20,931, and $16,634, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year period ended 10/31/98 and from the Fund's start of performance (8/16/95) to 10/31/98. The total returns were (10.83%) and 14.72%, respectively.


F. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Growth Strategies Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Growth Fund Index (the "LGFI") is represented by a broken/dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the S&P 500 and the LGFI. The "x" axis reflects computation periods from 8/16/95 to 10/31/98. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the S&P 500 and the LGFI. The ending values were $15,886, $20,931, and $16,634, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year period ended 10/31/98 and from the Fund's start of performance (8/16/95) to 10/31/98. The total returns were (7.48%) and 15.51%, respectively.

G. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Small Cap Strategies Fund, based on a 5.50% sales charge, are represented by a solid line. The Russell 2000 Index (the "RUS2") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund and the RUS2. The "x" axis reflects computation periods from 11/1/95 to 10/31/98. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the RUS2. The ending values were $14,652 and $13,285, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year period ended 10/31/98 and from the Fund's start of performance (11/1/95) to 10/31/98. The total returns were (23.07%) and 13.59%, respectively.

H. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Small Cap Strategies Fund are represented by a solid line. The Russell 2000 Index (the "RUS2") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund and the RUS2. The "x" axis reflects computation periods from 11/1/95 to 10/31/98. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the RUS2. The ending values were $14,777 and $13,285, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year period ended 10/31/98 and from the Fund's start of performance (11/1/95) to 10/31/98. The total returns were (23.69%) and 13.90%, respectively.

I. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Small Cap Strategies Fund are represented by a solid line. The Russell 2000 Index (the "RUS2") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund and the RUS2. The "x" axis reflects computation periods from 11/1/95 to 10/31/98. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the RUS2. The ending values were $15,167 and $13,285, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year period ended 10/31/98 and from the Fund's start of performance (11/1/95) to 10/31/98. The total returns were (20.03%) and 14.90%, respectively.

J. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects the computation periods from 1/31/77 to 10/31/98. The "y" axis is measured in increments of $100,000 ranging from $0 to $500,000 and indicates that the ending value of a hypothetical initial investment of $22,000 in Federated Capital Appreciation Fund's Class A Shares, assuming the reinvestment of capital gains and dividends, would have grown to $408,766 on 10/31/98.

K. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 1/31/77 to 10/31/98. The "y" axis is measured in increments of $40,000 ranging from $0 to $160,000 and indicates that the ending value of a hypothetical initial investment of $1,000 and subsequent yearly investments of $1,000 over 21 years, assuming the reinvestment of capital gains and dividends, in Federated Capital Appreciation Fund's Class A Shares would have grown to $142,745 on 10/31/98.

L. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 10/31/88 to 10/31/98. The "y" axis is measured in increments of $20,000 ranging from $0 to $100,000 and indicates that the ending value of a hypothetical initial investment of $5,000 and subsequent monthly investments of $250 over 10 years in Federated Capital Appreciation Fund's Class A Shares would have grown to $82,467 on 10/31/98.

M. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Capital Appreciation Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Growth and Income Funds Average (the "LGIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 10/31/88 to 10/31/98. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the S&P 500 and the LGIFA. The ending values were $38,626, $51,629, and $38,322, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year, five-year and ten-year periods ended 10/31/98 and from the Fund's start of performance (1/1/77) to 10/31/98. The total returns were 0.38%, 15.36%, 13.82%, and 14.11%, respectively.

N. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Capital Appreciation Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Growth and Income Funds Average (the "LGIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 1/4/96 to 10/31/98. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the S&P 500 and the LGIFA. The ending values were $15,112, $18,724, and $16,125, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year period ended 10/31/98 and from the Fund's start of performance (1/4/96) to 10/31/98. The total returns were 0.09% and 15.73%, respectively.

O. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Capital Appreciation Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Growth and Income Funds Average (the "LGIFA") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the S&P 500 and the LGIFA. The "x" axis reflects computation periods from 1/4/96 to 10/31/98. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the S&P 500 and the LGIFA. The ending values were $15,499, $18,724, and $16,125, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year period ended 10/31/98 and from the Fund's start of performance (1/4/96) to 10/31/98. The total returns were 4.74% and 16.78%, respectively.

P. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Aggressive Growth Fund, based on a 5.50% sales charge, are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Capital Appreciation Fund Index (the "LCAFI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the Fund, the S&P 500 and the LCAFI. The "x" axis reflects computation periods from 11/25/96 to 10/31/98. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class A Shares as compared to the S&P500 and the LCAFI. The ending values were $10,586, $14,974, and $11,763, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class A Shares Average Annual Total Returns for the one-year period ended 10/31/98 and from the Fund's start of performance (11/25/96) to 10/31/98. The total returns were (20.51%) and 3.00%, respectively.

Q. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Aggressive Growth Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Capital Appreciation Fund Index (the "LCAFI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the Fund, the S&P 500 and the LCAFI. The "x" axis reflects computation periods from 11/25/96 to 10/31/98. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class B Shares as compared to the S&P500 and the LCAFI. The ending values were $10,601, $14,974, and $11,763, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class B Shares Average Annual Total Returns for the one-year period ended 10/31/98 and from the Fund's start of performance (11/25/96) to 10/31/98. The total returns were (21.15%) and 3.07%, respectively.

R. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Aggressive Growth Fund are represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dotted line and the Lipper Capital Appreciation Fund Index (the "LCAFI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the Fund, the S&P 500 and the LCAFI. The "x" axis reflects computation periods from 11/25/96 to 10/31/98. The "y" axis reflects the cost of investment. The right margin reflects the ending value of the hypothetical investment in the Fund's Class C Shares as compared to the S&P500 and the LCAFI. The ending values were $11,027, $14,974, and $11,763, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Class C Shares Average Annual Total Returns for the one-year period ended 10/31/98 and from the Fund's start of performance (11/25/96) to 10/31/98. The total returns were (17.33%) and 5.18%, respectively.